UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21823

                          Pioneer Series Trust V
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2016 through February 28, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.



                       Pioneer Global
                       Equity Fund

--------------------------------------------------------------------------------
                       Semiannual Report | February 28, 2017
--------------------------------------------------------------------------------

                       Ticker Symbols:
                       Class A     GLOSX
                       Class C     GCSLX
                       Class K     PGEKX
                       Class R     PRGEX
                       Class Y     PGSYX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          27

Notes to Financial Statements                                                 36

Approval of Investment Advisory Agreement                                     49

Trustees, Officers and Service Providers                                      54

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/17 1

President's Letter

Dear Shareowner,

The 2016 calendar year featured many swings in market sentiment, both in the equity and fixed-income markets. After a slow start to the year, the markets began to rally in mid-February 2016 with a recovery in the prices of oil and other commodities, as well as slow, positive progress in U.S. employment figures. The rally persisted throughout much of the remaining 10 months of 2016, gaining further momentum in the second half of the year when U.S. gross domestic product (GDP) growth showed solid improvement during the third quarter and unemployment continued to decline. Finally, in November, the election of Donald Trump as the 45th President of the United States sparked a dramatic late-year market upturn that saw U.S. equities briefly climb to all-time highs. Speculation that the new Trump administration's policies would stimulate the U.S. economy through reduced taxes, less regulation, and increased government spending on infrastructure, fueled the year-end rally. For the full 12 months ended December 31, 2016, the Standard & Poor's 500 Index, a broad measure of U.S. stock market performance, returned a strong 11.9%.

In bond markets, the Federal Reserve Board's (the Fed's) 0.25% hike in the Federal funds rate in December 2016, its first rate increase in a year, contributed to a sell-off in U.S. Treasuries. The pullback from Treasuries also derived from the market's increased inflation and growth expectations under the incoming Trump administration. Elsewhere within fixed income, corporate credit, particularly in the high-yield segment of the market, performed well over the fourth quarter and the full calendar year. US high-yield securities, as measured by the Bank of America Merrill Lynch US High Yield Index, returned a robust 17.5% for the 12 months ended December 31, 2016. The debt of energy-related issuers drove the strong performance within high yield, as the recovery in oil and other commodity prices, which began in February 2016, sparked a rally in the sector. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks the performance of Treasury and agency issues, corporate bond issues, and mortgage-backed securities, returned 2.7% for the same 12-month period, reflecting the relative weakness in government bonds.

The U.S. economy's underlying fundamentals seem solid, and growth prospects for 2017 appear healthy. However, we remain concerned about risks to the economy of potentially disruptive trade policies pursued by the Trump administration. Barring a damaging trade war, though, we anticipate the Fed will continue to hike short-term interest rates gradually during 2017. In addition, we expect the Fed to consider carefully the potential economic effects of any fiscal policies enacted by the new Trump administration and the Republican- controlled Congress. In that regard, we believe President Trump's economic policies, if they come to fruition, could help boost real GDP growth. However, the impact of Trump's policies on U.S. GDP may be greater in 2018 rather than in 2017. Still, even prior to the late-year "Trump rally," U.S. GDP growth appeared to be settling in at a sustainable annual pace of more than 2% as 2016 drew to a close, following some weaker performance in the first half of the year. Continued improvement in the employment market driven in part by gains in manufacturing output were among the factors behind the bounce-back in GDP.

2 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

While economic conditions inside the U.S. appear solid, many economies around the world continue to experience slow growth rates. Moreover, several countries in various regions face a number of challenges in 2017 and beyond, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related populist movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In recent years, global central banks have kept interest rates at close to zero in an effort to stimulate economic growth. While financial markets often benefited from the low rates, it now appears that those policies may be losing their effectiveness, leaving central banks little room to maneuver going forward. Moreover, the low interest rates have caused government bond yields to plummet, presenting a dilemma for the income-oriented investor.

Against this backdrop of still-low global interest rates, shifting priorities of central banks, evolving demographics, and numerous geopolitical concerns, we believe investors are likely to face ongoing challenges and much uncertainty when it comes to finding opportunities for both income and capital appreciation. While much has been made of passive investing as a possible source of stability in this uncertain environment, it is our view that all investment decisions are active choices. Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
February 28, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/17 3

Portfolio Management Discussion | 2/28/17

In the following interview, portfolio managers Marco Pirondini and David Glazer discuss the factors that influenced the performance of Pioneer Global Equity Fund during the six-month period ended February 28, 2017. Mr. Pirondini, Head of Equities, U.S., Executive Vice President and a portfolio manager at Pioneer, and Mr. Glazer, Senior Vice President and a portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform over the six-month period ended February 28, 2017?

A Pioneer Global Equity Fund's Class A shares returned 7.43% at net asset value during the six-month period ended February 28, 2017, while the Fund's benchmarks, the Morgan Stanley Capital International (MSCI) World ND Index and the MSCI All Country World ND Index1, returned 7.78% and 7.53%, respectively. During the same period, the average return of the 200 mutual funds in Lipper's Global Multi-Cap Core Funds category was 6.86%, and the average return of the 1,086 mutual funds in Morningstar's World Stock Funds category was 6.02%.

Q How would you characterize the investment environment in the global equity markets during the six-month period ended February 28, 2017?

     When the reporting period began in September 2016, global equity markets had already bounced back strongly from the negative, but brief fallout driven by the June 2016 "Brexit" vote in the United Kingdom. As the period progressed, an economic slowdown in Japan and uncertainty surrounding the U.S. presidential election also weighed on the markets as investors grappled with the potential effects those events might have on global economic growth. However, with most global central banks committed to policies aimed at offsetting any fallout from Brexit, and with signs that the U.S. economy was strengthening, market sentiment steadily improved. After Donald Trump's election as U.S. President in November 2016, speculation that tax reform, more infrastructure spending, and deregulation would be

1 The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Global Equity Fund | Semiannual Report | 2/28/17 important policy initiatives during his presidency spurred renewed investor optimism, and, by year-end, major U.S. stock market indices had reached all-time highs.

     In that environment, U.S. stocks delivered very positive performance during the six-month period, returning 10.01% as measured by the Standard & Poor's 500 Index. In contrast, international equities lagged their U.S. counterparts, as the MSCI All Country World (ex-U.S.) Index returned 5.15%, and the MSCI Europe Index returned 3.87% over the six-month period.

Q    Would you review the Fund's overall investment approach?

A When picking investments for the portfolio, we examine mid- and large-capitalization stocks worldwide, including those located in the emerging markets. From there, we build a diversified* portfolio. We look for stocks that we think can provide "growth at a reasonable price," and so there is a strong value component to our analysis. We seek to invest the Fund in companies that are not only benefiting from operating efficiencies as reflected in factors such as increased market share and revenues, but that are also employing their capital efficiently. In particular, we emphasize strong free cash flow, because that provides companies with the flexibility to make share buybacks, reinvest in their businesses, make acquisitions, and raise dividends**. We also look for stocks with attractive dividend yields as well as those trading at below-market valuations.

     Finally, we attempt to assess not only the potential price gains for each stock, but also the potential for a decline in price if circumstances become unfavorable. We prefer stocks with the highest potential upside relative to their downside.

Q Which of your investment decisions or individual portfolio holdings either aided or detracted from the Fund's performance relative to its benchmarks during the six-month period ended February 28, 2017?

A The Fund slightly underperformed its benchmarks during the period, with portfolio holdings in the health care sector generally detracting from the Fund's benchmark-relative returns, as a high level of uncertainty regarding the future of the Affordable Care Act and the potential for new national health legislation in the U.S. roiled the market for equities in the sector. In particular, Fund positions in Pfizer, Cardinal Health, and CVS Health detracted from benchmark-relative performance during the period. To a lesser degree, stock selection results in financials also detracted from the Fund's benchmark-relative performance.

*    Diversification does not assure a profit nor protect against loss.

**   Dividends are not guaranteed.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/17 5

     During the six-month period, the Fund's holdings in information technology and industrials were the biggest contributors to benchmark-relative performance. In information technology, the Fund's long-time position in Apple aided benchmark-relative returns. The company's inexpensive valuation was vindicated during the period as strong demand for the iPhone 7 and investor optimism about prospects for the iPhone 8 drove the stock price to an all-time high in February. In addition, the Fund's position in Samsung contributed positively to benchmark-relative performance as the company not only benefited from its expanding chip business, but also managed to escape significant harm - harm the market had anticipated - from the fallout related to highly publicized malfunctions by its latest smartphone product. Also in information technology, a portfolio holding in chip-manufacturer SK Hynix contributed to the Fund's benchmark-relative returns, as a more orderly chip-making market benefited SK during the period.

     Within industrials, the Fund's position in United Rentals strongly aided benchmark-relative performance, as the stock price rose due to optimism about potential policy initiatives by the new Trump administration, such as decreases in corporate tax rates and plans for increased infrastructure spending. In addition, the company has several locations in shale-oil drilling areas, which also could receive a boost from President Trump's proposed energy policies.

Q Did you employ derivatives in managing the Fund during the six-month period ended February 28, 2017, and did those investments have an effect on performance?

A Yes, we utilized forward foreign currency contracts (forwards) during the period, to a limited degree, in an attempt to safeguard the portfolio against potential negative currency effects driven by its Japanese holdings. The forwards had a slightly positive effect on the Fund's performance.

Q    What is your outlook, and how is it reflected in the Fund's positioning?

A With regard to sector allocations, we continue to de-emphasize energy stocks in the portfolio because we think that equity prices in the sector are significantly ahead of the fundamental characteristics of many energy companies. The disparity is due in part to the market's expectation of sharply higher energy prices, an expectation that we do not necessarily share. In addition, we are wary of valuations in the sector because of "substitution risk," which is the risk that new technologies, such as electric cars and other alternative energy innovations, may reduce demand for crude oil over time. Finally, we also believe that the high dividends currently paid by some energy stocks are insufficiently backed by the cash generation of those companies, and we think such dividends may be reduced in the near future.

6 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

     Conversely, we continue to view the information technology and financials sectors as possessing some of the best market opportunities as we move deeper into 2017. In the information technology sector, we are excited by continuing innovation by companies in a wide variety of sector sub-industries. Within financials, we think that valuations are very attractive for stocks of a number of companies that have solid capital foundations. In particular, we believe banks should benefit if the global economic growth trajectory continues to trend upward, the velocity of money increases, and profits from successful bank loans rise. We believe that even banks located in Europe can benefit from positive economic growth trends should the European Central Bank decide to raise short-term interest rates in 2018 and 2019.

     For the past five years, we have emphasized U.S. equity exposure in the Fund's portfolio, which has benefited performance. During the past six months, however, we have seen valuations for international stocks become significantly more attractive than they were before. This is because U.S. stocks have outperformed their international counterparts for some time now, and also because foreign currencies have devalued in the wake of a stronger U.S. dollar and moves by the U.S. Federal Reserve to normalize its interest-rate policy by gradually raising the Federal funds rate. In response to the changing environment for the global economy and global equities, we have begun to increase the Fund's exposure to European and emerging markets stocks.

     Overall, we believe that the Fund is well positioned for potential market moves within the global equity universe. We look for economic growth in Europe to continue to rebound, for U.S. growth to be steady, and for U.S. corporations to benefit if the Trump administration is able to push through both tax-code changes and increased spending on infrastructure. In general, global economic growth seems to be improving in a synchronized fashion.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/17 7

Please refer to the Schedule of Investments on pages 18-26 for a full listing of fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund is subject to currency risk, meaning that the Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar.

Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

8 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

Portfolio Summary | 2/28/17

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     27.3%
Financials                                                                 22.7%
Consumer Discretionary                                                     12.7%
Health Care                                                                 9.7%
Industrials                                                                 8.5%
Consumer Staples                                                            5.5%
Materials                                                                   4.1%
Government                                                                  3.7%
Telecommunication Services                                                  3.0%
Real Estate                                                                 2.0%
Energy                                                                      0.8%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term holdings based on country of domicile)

[THE FOLLOWING DATA WAS REPRESENTED AS A STACKED CHART IN THE PRINTED MATERIAL]

United States                                                              55.4%
United Kingdom                                                              9.5%
Japan                                                                       7.7%
France                                                                      5.2%
Korea, Republic of                                                          4.7%
Ireland                                                                     2.9%
Switzerland                                                                 2.6%
Germany                                                                     2.4%
Indonesia                                                                   2.1%
Netherlands                                                                 1.9%
Italy                                                                       1.5%
Denmark                                                                     1.2%
Taiwan, Province of China                                                   1.2%
Other (individually less than 1%)                                           1.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1. Apple, Inc.                                                            5.64%
--------------------------------------------------------------------------------
 2. United Rentals, Inc.                                                   3.42
--------------------------------------------------------------------------------
 3. Microsoft Corp.                                                        3.26
--------------------------------------------------------------------------------
 4. Discover Financial Services, Inc.                                      3.24
--------------------------------------------------------------------------------
 5. Samsung Electronics Co., Ltd.                                          3.19
--------------------------------------------------------------------------------
 6. JPMorgan Chase & Co.                                                   3.13
--------------------------------------------------------------------------------
 7. Novartis AG                                                            2.67
--------------------------------------------------------------------------------
 8. Valeo SA                                                               2.47
--------------------------------------------------------------------------------
 9. Alphabet, Inc. (Class C)                                               2.29
--------------------------------------------------------------------------------
10. Alphabet, Inc. (Class A)                                               2.28
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                      Pioneer Global Equity Fund | Semiannual Report | 2/28/17 9

Prices and Distributions | 2/28/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                         2/28/17                         8/31/16
--------------------------------------------------------------------------------
          A                            $14.25                          $13.43
--------------------------------------------------------------------------------
          C                            $13.97                          $13.13
--------------------------------------------------------------------------------
          K                            $14.25                          $13.47
--------------------------------------------------------------------------------
          R                            $14.16                          $13.36
--------------------------------------------------------------------------------
          Y                            $14.27                          $13.50
--------------------------------------------------------------------------------


Distributions per Share: 9/1/16-2/28/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Net Investment         Short-Term            Long-Term
         Class            Income            Capital Gains         Capital Gains
--------------------------------------------------------------------------------
          A              $0.1686                $  --                 $  --
--------------------------------------------------------------------------------
          C              $0.0635                $  --                 $  --
--------------------------------------------------------------------------------
          K              $0.2384                $  --                 $  --
--------------------------------------------------------------------------------
          R              $0.1530                $  --                 $  --
--------------------------------------------------------------------------------
          Y              $0.2534                $  --                 $  --
--------------------------------------------------------------------------------

The Morgan Stanley Capital International (MSCI) World ND Index is an unmanaged measure of the performance of stock markets in the developed world. The MSCI All Country World ND Index is an unmanaged, free-float-adjusted, market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

10 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

Performance Update | 2/28/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global Equity Fund at public offering price during the periods shown, compared to that of the Morgan Stanley Capital International (MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of February 28, 2017)
--------------------------------------------------------------------------------
                                                    MSCI
                   Net       Public      MSCI       All
                   Asset     Offering    World      Country
                   Value     Price       ND         World
Period             (NAV)     (POP)       Index      ND Index
--------------------------------------------------------------------------------
10 Years            3.79%     3.18%       4.29%     4.08%
5 Years             9.13      7.84        9.41      8.25
1 Year             18.45     11.67       21.26     22.07
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                   Gross     Net
--------------------------------------------------------------------------------
                   1.45%     1.30%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Global       MSCI World      MSCI All Country
                   Equity Fund          ND Index        World ND Index
2/07               $ 9,425              $10,000         $10,000
2/08               $ 9,706              $ 9,947         $10,233
2/09               $ 5,237              $ 5,260         $ 5,301
2/10               $ 7,742              $ 8,116         $ 8,381
2/11               $ 8,988              $ 9,875         $10,187
2/12               $ 8,834              $ 9,708         $10,035
2/13               $ 9,713              $10,746         $10,967
2/14               $12,043              $13,076         $12,959
2/15               $13,134              $14,105         $13,938
2/16               $11,544              $12,553         $12,221
2/17               $13,674              $15,222         $14,919

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2018, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please refer to the financial highlights for more recent expense ratios.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 11

Performance Update | 2/28/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of February 28, 2017)
--------------------------------------------------------------------------------
                                                   MSCI
                                         MSCI      All
                                         World     Country
                   If        If          ND        World
Period             Held      Redeemed    Index     ND Index
--------------------------------------------------------------------------------
10 Years            2.90%     2.90%       4.29%     4.08%
5 Years             8.22      8.22        9.41      8.25
1 Year             17.46     17.46       21.26     22.07
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                   Gross
--------------------------------------------------------------------------------
                   2.16%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Global       MSCI World      MSCI All Country
                   Equity Fund          ND Index        World ND Index
2/07               $10,000              $10,000         $10,000
2/08               $10,213              $ 9,947         $10,233
2/09               $ 5,464              $ 5,260         $ 5,301
2/10               $ 8,004              $ 8,116         $ 8,381
2/11               $ 9,216              $ 9,875         $10,187
2/12               $ 8,966              $ 9,708         $10,035
2/13               $ 9,772              $10,746         $10,967
2/14               $12,008              $13,076         $12,959
2/15               $12,991              $14,105         $13,938
2/16               $11,331              $12,553         $12,221
2/17               $13,310              $15,222         $14,919

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

Please refer to the financial highlights for more recent expense ratios.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

Performance Update | 2/28/17                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of February 28, 2017)
--------------------------------------------------------------------------------
                                        MSCI
                   Net       MSCI       All
                   Asset     World      Country
                   Value     ND         World
Period             (NAV)     Index      ND Index
--------------------------------------------------------------------------------
10 Years            3.90%     4.29%      4.08%
5 Years             9.35      9.41       8.25
1 Year             18.96     21.26      22.07
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                   Gross     Net
--------------------------------------------------------------------------------
                   0.92%     0.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Global       MSCI World      MSCI All Country
                   Equity Fund          ND Index        World ND Index
2/07               $5,000,000           $5,000,000      $5,000,000
2/08               $5,149,682           $4,973,478      $5,116,624
2/09               $2,778,587           $2,629,989      $2,650,323
2/10               $4,107,582           $4,058,084      $4,190,609
2/11               $4,768,583           $4,937,650      $5,093,327
2/12               $4,687,024           $4,853,963      $5,017,606
2/13               $5,153,474           $5,373,023      $5,483,600
2/14               $6,389,621           $6,537,989      $6,479,431
2/15               $6,973,320           $7,052,359      $6,968,935
2/16               $6,160,166           $6,276,436      $6,110,497
2/17               $7,328,064           $7,610,992      $7,459,327

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2018, for Class K shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please refer to the financial highlights for more recent expense ratios.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 13

Performance Update | 2/28/17                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of February 28, 2017)
--------------------------------------------------------------------------------
                                        MSCI
                   Net       MSCI       All
                   Asset     World      Country
                   Value     ND         World
Period             (NAV)     Index      ND Index
--------------------------------------------------------------------------------
10 Years            3.75%     4.29%      4.08%
5 Years             9.05      9.41       8.25
1 Year             18.06     21.26      22.07
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                   Gross     Net
--------------------------------------------------------------------------------
                   1.68%     1.55%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                   Pioneer Global       MSCI World      MSCI All Country
                   Equity Fund          ND Index        World ND Index
2/07               $10,000              $10,000         $10,000
2/08               $10,299              $ 9,947         $10,233
2/09               $ 5,557              $ 5,260         $ 5,301
2/10               $ 8,215              $ 8,116         $ 8,381
2/11               $ 9,537              $ 9,875         $10,187
2/12               $ 9,374              $ 9,708         $10,035
2/13               $10,307              $10,746         $10,967
2/14               $12,779              $13,076         $12,959
2/15               $13,937              $14,105         $13,938
2/16               $12,246              $12,553         $12,221
2/17               $14,457              $15,222         $14,919

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on July 1, 2015, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class R shares, the performance of Class R shares prior to their inception would have been higher than the performance shown. For the period beginning July 1, 2015, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2018, for Class R shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please refer to the financial highlights for more recent expense ratios. Expense ratios in the financial highlights, unlike those shown in the prospectus, do not reflect acquired fund fees and expenses.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

Performance Update | 2/28/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global Equity Fund during the periods shown, compared to that of the Morgan Stanley Capital International
(MSCI) World ND Index and the MSCI All Country World ND Index.

Average Annual Total Returns
(As of February 28, 2017)
--------------------------------------------------------------------------------
                                        MSCI
                   Net       MSCI       All
                   Asset     World      Country
                   Value     ND         World
Period             (NAV)     Index      ND Index
--------------------------------------------------------------------------------
10 Years            4.21%     4.29%      4.08%
5 Years             9.66      9.41       8.25
1 Year             19.06     21.26      22.07
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                   Gross     Net
--------------------------------------------------------------------------------
                   1.08%     0.80%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                   Pioneer Global       MSCI World      MSCI All Country
                   Equity Fund          ND Index        World ND Index
2/07               $5,000,000           $5,000,000      $5,000,000
2/08               $5,149,682           $4,973,478      $5,116,624
2/09               $2,778,587           $2,629,989      $2,650,323
2/10               $4,133,996           $4,058,084      $4,190,609
2/11               $4,825,173           $4,937,650      $5,093,327
2/12               $4,760,857           $4,853,963      $5,017,606
2/13               $5,263,802           $5,373,023      $5,483,600
2/14               $6,557,581           $6,537,989      $6,479,431
2/15               $7,183,510           $7,052,359      $6,968,935
2/16               $6,342,462           $6,276,436      $6,110,497
2/17               $7,551,148           $7,610,992      $7,459,327

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of the Fund's Class Y shares on December 31, 2008, is the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2008, the actual performance of Class Y shares is reflected.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2018, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please refer to the financial highlights for more recent expense ratios.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments and redemption fees.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on actual returns from September 1, 2016, through February 28, 2017.

--------------------------------------------------------------------------------
Share Class                A           C           K           R           Y
--------------------------------------------------------------------------------
Beginning Account      $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 9/1/16
--------------------------------------------------------------------------------
Ending Account         $1,074.30   $1,069.10   $1,076.50   $1,071.90   $1,076.80
Value on 2/28/17
--------------------------------------------------------------------------------
Expenses Paid          $    6.63   $   10.31   $    4.12   $    7.96   $    4.12
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.29%, 2.01%, 0.80%, 1.55% and 0.80% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees that are charged at the time of the trans-action. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2016, through February 28, 2017.

--------------------------------------------------------------------------------
Share Class                A           C           K           R           Y
--------------------------------------------------------------------------------
Beginning Account      $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 9/1/16
--------------------------------------------------------------------------------
Ending Account         $1,018.40   $1,014.83   $1,020.83   $1,017.11   $1,020.83
Value on 2/28/17
--------------------------------------------------------------------------------
Expenses Paid          $    6.46   $   10.04   $    4.01   $    7.75   $    4.01
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.29%, 2.01%, 0.80%, 1.55% and 0.80% for Class A, Class C, Class K, Class R, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 17

Schedule of Investments | 2/28/17 (unaudited)

-------------------------------------------------------------------------------------------------
               Floating
Shares         Rate (b)                                                            Value
-------------------------------------------------------------------------------------------------
                          COMMON STOCKS -- 95.1%
                          ENERGY -- 0.3%
                          Oil & Gas Refining & Marketing -- 0.3%
      14,794              HollyFrontier Corp.                                      $      433,168
                                                                                   --------------
                          Total Energy                                             $      433,168
-------------------------------------------------------------------------------------------------
                          MATERIALS -- 4.2%
                          Construction Materials -- 1.7%
      78,770              CRH Plc                                                  $    2,654,313
-------------------------------------------------------------------------------------------------
                          Paper Packaging -- 1.2%
      42,758              Sealed Air Corp.                                         $    1,987,392
-------------------------------------------------------------------------------------------------
                          Diversified Metals & Mining -- 1.3%
      52,168              Rio Tinto Plc                                            $    2,127,104
                                                                                   --------------
                          Total Materials                                          $    6,768,809
-------------------------------------------------------------------------------------------------
                          CAPITAL GOODS -- 8.1%
                          Aerospace & Defense -- 1.9%
     382,132              BAE Systems Plc                                          $    2,990,671
-------------------------------------------------------------------------------------------------
                          Building Products -- 0.5%
      23,889              USG Corp.*                                               $      805,776
-------------------------------------------------------------------------------------------------
                          Industrial Conglomerates -- 1.2%
      15,349              Siemens AG                                               $    1,997,395
-------------------------------------------------------------------------------------------------
                          Industrial Machinery -- 1.1%
      12,050              Ingersoll-Rand Plc                                       $      956,288
      41,394              SKF AB                                                          786,364
                                                                                   --------------
                                                                                   $    1,742,652
-------------------------------------------------------------------------------------------------
                          Trading Companies & Distributors -- 3.4%
      43,269              United Rentals, Inc.*                                    $    5,539,730
                                                                                   --------------
                          Total Capital Goods                                      $   13,076,224
-------------------------------------------------------------------------------------------------
                          TRANSPORTATION -- 0.5%
                          Trucking -- 0.5%
      15,151              DSV A/S                                                  $      746,146
                                                                                   --------------
                          Total Transportation                                     $      746,146
-------------------------------------------------------------------------------------------------
                          AUTOMOBILES & COMPONENTS -- 3.2%
                          Auto Parts & Equipment -- 3.2%
      59,224              Gentex Corp.                                             $    1,245,481
      65,005              Valeo SA                                                      3,997,416
                                                                                   --------------
                                                                                   $    5,242,897
                                                                                   --------------
                          Total Automobiles & Components                           $    5,242,897
-------------------------------------------------------------------------------------------------
                          CONSUMER DURABLES & APPAREL -- 4.4%
                          Homebuilding -- 2.5%
      38,861              PulteGroup, Inc.                                         $      856,885
     190,200              Sekisui Chemical Co., Ltd.                                    3,146,084
                                                                                   --------------
                                                                                   $    4,002,969
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

-------------------------------------------------------------------------------------------------
               Floating
Shares         Rate (b)                                                            Value
-------------------------------------------------------------------------------------------------
                          Apparel, Accessories & Luxury Goods -- 1.9%
      91,055              Moncler S.p.A.*                                          $    1,739,249
      11,633              Pandora A/S                                                   1,326,921
                                                                                   --------------
                                                                                   $    3,066,170
                                                                                   --------------
                          Total Consumer Durables & Apparel                        $    7,069,139
-------------------------------------------------------------------------------------------------
                          CONSUMER SERVICES -- 2.5%
                          Hotels, Resorts & Cruise Lines -- 0.7%
      22,623              InterContinental Hotels Group Plc                        $    1,065,042
-------------------------------------------------------------------------------------------------
                          Restaurants -- 1.8%
     298,253              Domino's Pizza Group Plc                                 $    1,420,957
      27,650              Starbucks Corp.                                               1,572,456
                                                                                   --------------
                                                                                   $    2,993,413
                                                                                   --------------
                          Total Consumer Services                                  $    4,058,455
-------------------------------------------------------------------------------------------------
                          MEDIA -- 2.6%
                          Advertising -- 1.3%
      31,618              Publicis Groupe SA                                       $    2,132,036
-------------------------------------------------------------------------------------------------
                          Broadcasting -- 1.3%
      31,427              CBS Corp. (Class B)                                      $    2,071,668
                                                                                   --------------
                          Total Media                                              $    4,203,704
-------------------------------------------------------------------------------------------------
                          FOOD & STAPLES RETAILING -- 5.0%
                          Drug Retail -- 3.8%
      39,313              CVS Health Corp.                                         $    3,167,842
      46,000              Sundrug Co., Ltd.                                             3,028,014
                                                                                   --------------
                                                                                   $    6,195,856
-------------------------------------------------------------------------------------------------
                          Food Retail -- 1.2%
      22,085              Walgreens Boots Alliance, Inc.                           $    1,907,702
                                                                                   --------------
                          Total Food & Staples Retailing                           $    8,103,558
-------------------------------------------------------------------------------------------------
                          HOUSEHOLD & PERSONAL PRODUCTS -- 0.5%
                          Personal Products -- 0.5%
      18,220              Unilever Plc                                             $      863,229
                                                                                   --------------
                          Total Household & Personal Products                      $      863,229
-------------------------------------------------------------------------------------------------
                          HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                          Managed Health Care -- 1.0%
       8,037              Humana, Inc.                                             $    1,697,816
                                                                                   --------------
                          Total Health Care Equipment & Services                   $    1,697,816
-------------------------------------------------------------------------------------------------
                          PHARMACEUTICALS, BIOTECHNOLOGY &
                          LIFE SCIENCES -- 8.8%
                          Biotechnology -- 3.9%
      26,607              Celgene Corp.*                                           $    3,286,231
      48,355              Shire Plc                                                     2,911,048
                                                                                   --------------
                                                                                   $    6,197,279
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 19

-------------------------------------------------------------------------------------------------
               Floating
Shares         Rate (b)                                                            Value
-------------------------------------------------------------------------------------------------
                          Pharmaceuticals -- 4.9%
       8,851              Jazz Pharmaceuticals Plc*                                $    1,173,820
      55,367              Novartis AG                                                   4,322,827
      71,914              Pfizer, Inc.                                                  2,453,706
                                                                                   --------------
                                                                                   $    7,950,353
                                                                                   --------------
                          Total Pharmaceuticals, Biotechnology &
                          Life Sciences                                            $   14,147,632
-------------------------------------------------------------------------------------------------
                          BANKS -- 9.6%
                          Diversified Banks -- 8.9%
     458,605              Aldermore Group Plc                                      $    1,317,085
   2,693,000              Bank Rakyat Indonesia Persero Tbk PT                          2,379,880
      41,152              BNP Paribas SA                                                2,405,599
     227,173              ING Groep NV                                                  3,134,510
      56,021              JPMorgan Chase & Co.                                          5,076,623
                                                                                   --------------
                                                                                   $   14,313,697
-------------------------------------------------------------------------------------------------
                          Regional Banks -- 0.7%
   7,457,400              Bank Tabungan Negara Persero Tbk PT                      $    1,184,074
                                                                                   --------------
                          Total Banks                                              $   15,497,771
-------------------------------------------------------------------------------------------------
                          DIVERSIFIED FINANCIALS -- 9.4%
                          Specialized Finance -- 0.4%
      10,963              Intercontinental Exchange, Inc.                          $      626,316
-------------------------------------------------------------------------------------------------
                          Consumer Finance -- 4.6%
      73,750              Discover Financial Services, Inc.                        $    5,246,575
      59,716              Synchrony Financial                                           2,164,108
                                                                                   --------------
                                                                                   $    7,410,683
-------------------------------------------------------------------------------------------------
                          Asset Management & Custody Banks -- 3.0%
      15,786              Affiliated Managers Group, Inc.*                         $    2,650,943
       5,567              BlackRock, Inc.                                               2,156,990
                                                                                   --------------
                                                                                   $    4,807,933
-------------------------------------------------------------------------------------------------
                          Specialized Finance -- 1.4%
      32,036              Nasdaq, Inc.                                             $    2,278,080
                                                                                   --------------
                          Total Diversified Financials                             $   15,123,012
-------------------------------------------------------------------------------------------------
                          INSURANCE -- 2.4%
                          Insurance Brokers -- 0.8%
       9,798              Willis Towers Watson Plc                                 $    1,258,357
-------------------------------------------------------------------------------------------------
                          Multi-line Insurance -- 1.6%
      11,101              Allianz SE*                                              $    1,930,782
      52,607              Assicurazioni Generali S.p.A.                                   754,024
                                                                                   --------------
                                                                                   $    2,684,806
                                                                                   --------------
                          Total Insurance                                          $    3,943,163
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

-------------------------------------------------------------------------------------------------
               Floating
Shares         Rate (b)                                                            Value
-------------------------------------------------------------------------------------------------
                          REAL ESTATE -- 2.1%
                          Diversified Real Estate Activities -- 1.7%
     509,800              Leopalace21 Corp.                                        $    2,681,669
-------------------------------------------------------------------------------------------------
                          Real Estate Services -- 0.4%
      67,452              Savills Plc                                              $      717,021
                                                                                   --------------
                          Total Real Estate                                        $    3,398,690
-------------------------------------------------------------------------------------------------
                          SOFTWARE & SERVICES -- 12.6%
                          Internet Software & Services -- 6.6%
       4,373              Alphabet, Inc. (Class A)                                 $    3,694,879
       4,507              Alphabet, Inc. (Class C)                                      3,710,207
      95,300              eBay, Inc.*                                                   3,230,670
                                                                                   --------------
                                                                                   $   10,635,756
-------------------------------------------------------------------------------------------------
                          IT Consulting & Other Services -- 0.5%
      63,439              HCL Technologies, Ltd.                                   $      798,157
-------------------------------------------------------------------------------------------------
                          Data Processing & Outsourced Services -- 2.2%
      28,198              PayPal Holdings, Inc.                                    $    1,184,316
      28,038              Visa, Inc.                                                    2,465,662
                                                                                   --------------
                                                                                   $    3,649,978
-------------------------------------------------------------------------------------------------
                          Systems Software -- 3.3%
      82,608              Microsoft Corp.                                          $    5,285,260
                                                                                   --------------
                          Total Software & Services                                $   20,369,151
-------------------------------------------------------------------------------------------------
                          TECHNOLOGY HARDWARE & EQUIPMENT -- 10.8%
                          Computer Storage & Peripherals -- 5.6%
      66,667              Apple, Inc.                                              $    9,132,711
-------------------------------------------------------------------------------------------------
                          Computer Hardware Storage & Peripherals -- 3.2%
       3,057              Samsung Electronics Co., Ltd.                            $    5,170,673
-------------------------------------------------------------------------------------------------
                          Electronic Equipment Manufacturers -- 0.2%
      54,268              Fitbit, Inc.                                             $      337,004
-------------------------------------------------------------------------------------------------
                          Electronic Components -- 1.7%
      89,800              Alps Electric Co., Ltd.                                  $    2,680,546
-------------------------------------------------------------------------------------------------
                          Electronic Manufacturing Services -- 0.1%
      38,651              Global Display Co., Ltd.                                 $      147,281
                                                                                   --------------
                          Total Technology Hardware & Equipment                    $   17,468,215
-------------------------------------------------------------------------------------------------
                          SEMICONDUCTORS & SEMICONDUCTOR
                          EQUIPMENT -- 4.0%
                          Semiconductors -- 4.0%
      58,181              SK Hynix, Inc.                                           $    2,388,994
      21,057              Skyworks Solutions, Inc.*                                     1,996,414

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 21

-------------------------------------------------------------------------------------------------
               Floating
Shares         Rate (b)                                                            Value
-------------------------------------------------------------------------------------------------
                          Semiconductors (continued)
     341,000              Taiwan Semiconductor Manufacturing Co., Ltd.             $    2,087,122
                                                                                   --------------
                                                                                   $    6,472,530
                                                                                   --------------
                          Total Semiconductors & Semiconductor Equipment           $    6,472,530
-------------------------------------------------------------------------------------------------
                          TELECOMMUNICATION SERVICES -- 3.1%
                          Integrated Telecommunication Services -- 2.6%
      75,459              AT&T, Inc.                                               $    3,153,432
      25,000              Nippon Telegraph & Telephone Corp.                            1,058,814
                                                                                   --------------
                                                                                   $    4,212,246
-------------------------------------------------------------------------------------------------
                          Wireless Telecommunication Services -- 0.5%
     288,687              Vodafone Group Plc                                       $      723,356
                                                                                   --------------
                          Total Telecommunication Services                         $    4,935,602
-------------------------------------------------------------------------------------------------
                          TOTAL COMMON STOCKS
                          (Cost $133,100,085)                                      $  153,618,911
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Principal
Amount ($)
-------------------------------------------------------------------------------------------------
                          U.S. GOVERNMENT AND AGENCY
                          OBLIGATION -- 1.4%
   2,300,000              U.S. Treasury Bills, 3/9/17 (c)                          $    2,299,784
-------------------------------------------------------------------------------------------------
                          TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                          (Cost $2,299,750)                                        $    2,299,784
-------------------------------------------------------------------------------------------------
                          MUNICIPAL BONDS -- 3.8% (d)
                          Municipal Development -- 0.9%
     100,000       0.55   Lower Neches Valley Authority Industrial Development
                          Corp., Floating Rate Note, 11/1/38                       $      100,000
     100,000       0.58   Mississippi Business Finance Corp., Floating Rate
                          Note, 12/1/30                                                   100,000
     645,000       0.57   Mississippi Business Finance Corp., Floating Rate
                          Note, 12/1/30                                                   645,000
     600,000       0.57   Mississippi Business Finance Corp., Floating Rate
                          Note, 12/1/30                                                   600,000
                                                                                   --------------
                                                                                   $    1,445,000
-------------------------------------------------------------------------------------------------
                          Higher Municipal Education -- 0.4%
     305,000       0.41   Massachusetts Health & Educational Facilities
                          Authority, Floating Rate Note, 11/1/49                   $      305,000
     340,000       0.60   The University of Texas System, Floating Rate
                          Note, 8/1/25                                                    340,000
                                                                                   --------------
                                                                                   $      645,000
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

-------------------------------------------------------------------------------------------------
Principal      Floating
Amount ($)     Rate (b)                                                            Value
-------------------------------------------------------------------------------------------------
                          Municipal Medical -- 2.5%
   1,200,000       0.55   Geisinger Authority, Floating Rate Note, 8/1/22          $   1,200,000
   1,670,000       0.57   Harris County Health Facilities Development Corp.,
                          Floating Rate Note, 12/1/41                                  1,670,000
   1,120,000       0.57   Harris County Health Facilities Development Corp.,
                          Floating Rate Note, 12/1/41                                  1,120,000
                                                                                   --------------
                                                                                   $   3,990,000
-------------------------------------------------------------------------------------------------
                          TOTAL MUNICIPAL BONDS
                          (Cost $6,080,000)                                        $   6,080,000
-------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENT IN SECURITIES -- 100.3%
                          (Cost $141,479,835) (a) (e)                              $ 161,998,695
-------------------------------------------------------------------------------------------------
                          OTHER ASSETS & LIABILITIES -- (0.3)%                     $    (413,654)
-------------------------------------------------------------------------------------------------
                          TOTAL NET ASSETS -- 100.0%                               $ 161,585,041
=================================================================================================

*           Non-income producing security.

(A.D.R.)    American Depositary Receipts.

(a) At February 28, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $142,357,187 was as follows:

              Aggregate gross unrealized appreciation for all investments in
                which there is an excess of value over tax cost                $ 24,776,391

              Aggregate gross unrealized depreciation for all investments in
                which there is an excess of tax cost over value                  (5,134,883)
                                                                               ------------
              Net unrealized appreciation                                      $ 19,641,508
                                                                               ============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d)         Consists of revenue bonds unless otherwise indicated.

(e) Distributions of investments by country of domicile, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

            United States                                                      55.4%
            United Kingdom                                                      9.5%
            Japan                                                               7.7%
            France                                                              5.2%
            Korea, Republic Of                                                  4.7%
            Ireland                                                             2.9%
            Switzerland                                                         2.6%
            Germany                                                             2.4%
            Indonesia                                                           2.1%
            Netherlands                                                         1.9%
            Italy                                                               1.5%
            Denmark                                                             1.2%
            Taiwan, Province Of China                                           1.2%
            Other (individually less than 1%)                                   1.7%
                                                                              ------
                                                                              100.0%
                                                                              ======

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 23

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2017 aggregated $84,285,801 and $81,144,051, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Pioneer Investment Management, Inc. (PIM), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the period ended February 28, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $1,020,144 and $1,777,592, respectively, which resulted in a net realized loss of $524.

TOTAL RETURN SWAP AGREEMENTS

--------------------------------------------------------------------------------------------------------------
Notional                              Pay/      Obligation                          Expiration    Unrealized
Principal             Counterparty    Receive   Entity/Index         Coupon               Date    Appreciation
--------------------------------------------------------------------------------------------------------------
JPY 2,516,190         JP Morgan       Pay       S&P JPX Dividend     3M Libor +         6/1/17    $200,134
                      Chase Bank NA             Aristocrats Index    40 bps
JPY   123,810         Societe         Pay       Solactive Japanese   3M Libor +        9/12/17      58,517
                      Generale SA               Buyback Index        40 bps
--------------------------------------------------------------------------------------------------------------
                                                                                                  $258,651
==============================================================================================================

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

      JPY      Japanese Yen

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

The following is a summary of the inputs used as of February 28, 2017, in valuing the Fund's investments:

---------------------------------------------------------------------------------------
                                       Level 1      Level 2     Level 3      Total
---------------------------------------------------------------------------------------
Common Stocks
  Materials
    Construction Materials             $       --   $2,654,313  $       --   $2,654,313
    Diversified Metals & Mining                --    2,127,104          --    2,127,104
  Capital Goods
    Aerospace & Defense                        --    2,990,671          --    2,990,671
    Industrial Conglomerates                   --    1,997,395          --    1,997,395
    Industrial Machinery                       --      786,364          --      786,364
  Transportation
    Trucking                                   --      746,146          --      746,146
  Automobiles & Components
    Auto Parts & Equipment              1,245,481    3,997,416          --    5,242,897
  Consumer Durables & Apparel
    Homebuilding                          856,885    3,146,084          --    4,002,969
    Apparel, Accessories &
       Luxury Goods                            --    3,066,170          --    3,066,170
  Consumer Services
    Hotels, Resorts & Cruise Lines             --    1,065,042          --    1,065,042
    Restaurants                         1,572,456    1,420,957          --    2,993,413
  Media
    Advertising                                --    2,132,036          --    2,132,036
  Food & Staples Retailing
    Drug Retail                         3,167,842    3,028,014          --    6,195,856
  Household & Personal Products
    Personal Products                          --      863,229          --      863,229
  Pharmaceuticals, Biotechnology &
    Life Sciences
    Biotechnology                       3,286,231    2,911,048          --    6,197,279
    Pharmaceuticals                     3,627,526    4,322,827          --    7,950,353
  Banks
    Diversified Banks                   5,076,623    9,237,074          --   14,313,697
    Regional Banks                             --    1,184,074          --    1,184,074
  Insurance
    Multi-line Insurance                       --    2,684,806          --    2,684,806
  Real Estate
    Diversified Real Estate Activities         --    2,681,669          --    2,681,669
    Real Estate Services                       --      717,021          --      717,021
  Software & Services
    IT Consulting & Other Services             --      798,157          --      798,157
  Technology Hardware & Equipment
    Computer Hardware
       Storage & Peripherals                   --    5,170,673          --    5,170,673
    Electronic Components                      --    2,680,546          --    2,680,546
    Electronic Manufacturing Services          --      147,281          --      147,281
  Semiconductors &
    Semiconductor Equipment
    Semiconductors                      1,996,414    4,476,116          --    6,472,530

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 25

---------------------------------------------------------------------------------------
                                   Level 1          Level 2      Level 3   Total
---------------------------------------------------------------------------------------
  Telecommunication Services
    Integrated Telecommunication
       Services                    $     3,153,432  $ 1,058,814  $   --    $  4,212,246
    Wireless Telecommunication
       Services                                 --      723,356      --         723,356
  All Other Common Stocks               60,821,618           --      --      60,821,618
U.S. Government and
  Agency Obligation                             --    2,299,784      --       2,299,784
Municipal Bonds                                 --    6,080,000      --       6,080,000
---------------------------------------------------------------------------------------
Total                              $    84,804,508  $77,194,187  $   --    $161,998,695
=======================================================================================
Other Financial Instruments
Unrealized appreciation on total
  return swap contracts            $            --  $   258,651  $   --    $    258,651
Unrealized appreciation on
  futures contracts                         18,740           --      --          18,740
---------------------------------------------------------------------------------------
Total Other Financial Instruments  $        18,740  $   258,651  $   --    $    277,391
=======================================================================================

During the six months ended February 28, 2017, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

Statement of Assets and Liabilities | 2/28/17 (unaudited)

ASSETS:
   Investment in securities (cost $141,479,835)                     $161,998,695
   Cash                                                                1,007,638
   Foreign currencies, at value (cost $72)                                   154
   Receivables --
      Investment securities sold                                         810,078
      Fund shares sold                                                   186,033
      Dividends                                                          367,490
      Interest                                                             2,634
   Unrealized appreciation on total return swap agreements               258,651
   Due from Pioneer Investment Management, Inc.                           12,548
   Other assets                                                           50,299
--------------------------------------------------------------------------------
         Total assets                                               $164,694,220
================================================================================
LIABILITIES:
   Payables --
      Investment securities purchased                               $  2,667,038
      Fund shares repurchased                                            159,833
      Trustee fees                                                         1,329
   Restricted cash*                                                      140,983
   Variation margin for futures contracts                                  4,456
   Due to affiliates                                                      39,951
   Accrued expenses                                                       95,589
--------------------------------------------------------------------------------
         Total liabilities                                          $  3,109,179
================================================================================
NET ASSETS:
   Paid-in capital                                                  $143,901,931
   Distributions in excess of net investment income                     (134,410)
   Accumulated net realized loss on investments, futures contracts
      and foreign currency transactions                               (2,969,911)
   Net unrealized appreciation on investments                         20,518,860
   Unrealized appreciation on futures contracts                           18,740
   Unrealized appreciation on swap contracts                             258,651
   Net unrealized depreciation on other assets and liabilities
      denominated in foreign currencies                                   (8,820)
--------------------------------------------------------------------------------
         Total net assets                                           $161,585,041
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $71,687,818/5,032,250 shares)                  $      14.25
   Class C (based on $11,986,237/857,714 shares)                    $      13.97
   Class K (based on $53,656,666/3,766,247 shares)                  $      14.25
   Class R (based on $17,020,382/1,202,026 shares)                  $      14.16
   Class Y (based on $7,233,938/507,042 shares)                     $      14.27
MAXIMUM OFFERING PRICE:
   Class A ($14.25 (divided by) 94.25%)                             $      15.12
================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 27

Statement of Operations (unaudited)

For the six months ended 2/28/17

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $41,488)               $ 1,204,618
   Interest                                                                27,954
------------------------------------------------------------------------------------------------
         Total investment income                                                    $ 1,232,572
------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                    $   586,532
   Transfer agent fees
      Class A                                                              60,534
      Class C                                                              10,176
      Class K                                                                  28
      Class R                                                              18,621
      Class Y                                                               4,856
   Distribution fees
      Class A                                                              87,574
      Class C                                                              58,862
      Class R                                                              37,545
   Shareholder communications expense                                      24,690
   Administrative expense                                                  50,891
   Custodian fees                                                          26,096
   Registration fees                                                       36,219
   Professional fees                                                       25,318
   Printing expense                                                         6,811
   Fees and expenses of nonaffiliated Trustees                              3,781
   Miscellaneous                                                            8,386
------------------------------------------------------------------------------------------------
      Total expenses                                                                $ 1,046,920
      Less fees waived and expenses reimbursed by Pioneer
         Investment Management, Inc.                                                   (121,199)
------------------------------------------------------------------------------------------------
      Net expenses                                                                  $   925,721
------------------------------------------------------------------------------------------------
         Net investment income                                                      $   306,851
------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN
CURRENCY TRANSACTIONS:
   Net realized gain (loss) on:
      Investments                                                     $ 3,709,573
      Futures contracts                                                    (4,695)
      Swap contracts                                                      783,665
      Other assets and liabilities denominated in
         foreign currencies                                               (67,076)  $ 4,421,467
------------------------------------------------------------------------------------------------
   Change in net unrealized appreciation (depreciation) on:
      Investments                                                     $ 6,356,425
      Futures contracts                                                    18,740
      Swap contracts                                                      258,651
      Other assets and liabilities denominated in foreign currencies        3,539   $ 6,637,355
------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on investments, futures
      contracts, swap contracts and foreign currency transactions                   $11,058,822
------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                             $11,365,673
================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended
                                                             2/28/17        Year Ended
                                                             (unaudited)    8/31/16
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                 $    306,851   $   2,077,660
Net realized gain (loss) on investments, futures contracts,
   swap contracts, written options, and foreign
   currency transactions                                        4,421,467      (7,340,989)
Change in net unrealized appreciation (depreciation) on
   investments, futures contracts, swap contracts and
   foreign currency transactions                                6,637,355      10,633,268
------------------------------------------------------------------------------------------
      Net increase in net assets resulting
          from operations                                    $ 11,365,673   $   5,369,939
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.17 and $0.08 per share, respectively)         $   (860,989)  $    (471,470)
   Class C ($0.06 and $0.00 per share, respectively)              (55,611)             --
   Class K ($0.24 and $0.15 per share, respectively)             (924,024)       (589,987)
   Class R ($0.15 and $0.13 per share, respectively)             (172,785)        (76,329)
   Class Y ($0.25 and $0.15 per share, respectively)             (145,060)       (271,227)
------------------------------------------------------------------------------------------
         Total distributions to shareowners                  $ (2,158,469)  $  (1,409,013)
------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS: (a)
Net proceeds from sale of shares                             $ 10,336,828   $  33,783,592
Reinvestment of distributions                                   1,004,130         658,359
Cost of shares repurchased                                    (19,701,092)    (48,756,116)
------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from Fund
         share transactions                                  $ (8,360,134)  $ (14,314,165)
------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                  $    847,070   $ (10,353,239)
NET ASSETS:
Beginning of period                                          $160,737,971   $ 171,091,210
------------------------------------------------------------------------------------------
End of period                                                $161,585,041   $ 160,737,971
------------------------------------------------------------------------------------------
Undistributed net investment income                          $   (134,410)  $   1,717,208
==========================================================================================

(a) At February 28, 2017, Pioneer Asset Allocation Trust owned 31.6% of the value of outstanding shares of Pioneer Global Equity Fund.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 29

-----------------------------------------------------------------------------------------
                                Six Months   Six Months
                                Ended        Ended
                                2/28/17      2/28/17          Year Ended   Year Ended
                                Shares       Amount           8/31/16      8/31/16
                                (unaudited)  (unaudited)      Shares       Amount
-----------------------------------------------------------------------------------------
Class A
Shares sold                      201,506     $   2,750,795       911,559   $  11,889,430
Reinvestment of distributions     61,072           826,912        33,914         450,034
Less shares repurchased         (763,146)      (10,371,450)   (1,344,828)    (17,206,097)
-----------------------------------------------------------------------------------------
      Net decrease              (500,568)    $  (6,793,743)     (399,355)  $  (4,866,633)
=========================================================================================
Class C
Shares sold                       72,790     $     966,155       222,781   $   2,826,420
Reinvestment of distributions      3,968            52,774            --              --
Less shares repurchased         (146,147)       (1,930,946)     (360,772)     (4,537,583)
-----------------------------------------------------------------------------------------
      Net decrease               (69,389)    $    (912,017)     (137,991)  $  (1,711,163)
=========================================================================================
Class K
Shares sold                           --     $          --            --   $          --
Reinvestment of distributions         --                --            --              --
Less shares repurchased         (109,693)       (1,564,264)     (290,122)     (3,661,494)
-----------------------------------------------------------------------------------------
      Net decrease              (109,693)    $  (1,564,264)     (290,122)  $  (3,661,494)
=========================================================================================
Class R
Shares sold                      245,451     $   3,331,590     1,056,022   $  13,514,533
Reinvestment of distributions         --                --            --              --
Less shares repurchased         (133,694)       (1,814,009)     (143,077)     (1,834,686)
-----------------------------------------------------------------------------------------
      Net increase               111,757     $   1,517,581       912,945   $  11,679,847
=========================================================================================
Class Y
Shares sold                      241,107     $   3,288,288       426,331   $   5,553,209
Reinvestment of distributions      9,184           124,444        15,675         208,325
Less shares repurchased         (295,062)       (4,020,423)   (1,713,296)    (21,516,256)
-----------------------------------------------------------------------------------------
      Net decrease               (44,771)    $    (607,691)   (1,271,290)  $ (15,754,722)
=========================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended           Year         Year         Year      Year      Year
                                                             2/28/17         Ended        Ended        Ended     Ended     Ended
                                                             (unaudited)     8/31/16      8/31/15      8/31/14   8/31/13   8/31/12
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $ 13.43         $ 13.00      $ 14.05      $ 11.31   $  9.64   $  9.27
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.02(a)      $  0.14(a)   $  0.07      $  0.27   $  0.15   $  0.17
   Net realized and unrealized gain (loss) on investments       0.97            0.37        (0.74)        2.67      1.68      0.33
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.99         $  0.51      $ (0.67)     $  2.94   $  1.83   $  0.50
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.17)        $ (0.08)     $ (0.38)     $ (0.20)  $ (0.16)  $ (0.13)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.82         $  0.43      $ (1.05)     $  2.74   $  1.67   $  0.37
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 14.25         $ 13.43      $ 13.00      $ 14.05   $ 11.31   $  9.64
===================================================================================================================================
Total return*                                                   7.43%           3.92%       (4.88)%      26.13%    19.17%     5.50%
Ratio of net expenses to average net assets                     1.29%**         1.30%        1.30%        1.30%     1.30%     1.30%
Ratio of net investment income (loss) to average net assets     0.29%**         1.08%        0.60%        2.01%     1.35%     1.71%
Portfolio turnover rate                                          107%**           88%         109%         121%      160%      152%
Net assets, end of period (in thousands)                     $71,688         $74,333      $77,115      $76,638   $62,996   $56,970
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.44%**         1.45%        1.50%        1.56%     1.67%     1.72%
   Net investment income (loss) to average net assets           0.14%**         0.94%        0.40%        1.75%     0.98%     1.29%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 31

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended           Year         Year         Year      Year      Year
                                                             2/28/17         Ended        Ended        Ended     Ended     Ended
                                                             (unaudited)     8/31/16      8/31/15      8/31/14   8/31/13   8/31/12
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $ 13.13         $  12.72     $ 13.78      $ 11.11   $  9.47   $  9.09
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $ (0.03)(a)(b)  $   0.04(b)  $ (0.08)(a)  $  0.14   $  0.05   $  0.10
   Net realized and unrealized gain (loss) on investments       0.93             0.37       (0.68)        2.63      1.66      0.31
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.90         $   0.41     $ (0.76)     $  2.77   $  1.71   $  0.41
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.06)        $     --     $ (0.30)     $ (0.10)  $ (0.07)  $ (0.03)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.84         $   0.41     $ (1.06)     $  2.67   $  1.64   $  0.38
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 13.97         $  13.13     $ 12.72      $ 13.78   $ 11.11   $  9.47
===================================================================================================================================
Total return*                                                   6.91%            3.22%      (5.60)%      24.98%    18.11%     4.56%
Ratio of net expenses to average net assets                     2.01%**          2.03%       2.05%        2.20%     2.20%     2.20%
Ratio of net investment income (loss) to average net assets    (0.43)%**         0.35%      (0.14)%       1.13%     0.45%     0.82%
Portfolio turnover rate                                          107%**            88%        109%         121%      160%      152%
Net assets, end of period (in thousands)                     $11,986         $ 12,170     $13,552      $ 8,427   $ 6,516   $ 5,682
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                         2.16%**          2.16%       2.21%        2.35%     2.51%     2.53%
   Net investment income (loss) to average net assets          (0.58)%**         0.22%      (0.30)%       0.98%     0.14%     0.49%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

(a) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the relevant period due to timing of the sales and repurchase of shares.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

-------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended           Year         12/31/14
                                                             2/28/17         Ended        to
                                                             (unaudited)     8/31/16      8/31/15
-------------------------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                         $ 13.47         $ 13.03      $  13.51
-------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.05(a)      $  0.21(a)   $   0.11
   Net realized and unrealized gain (loss)
     on investments                                             0.97            0.38         (0.59)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) from
   investment operations                                     $  1.02         $  0.59      $  (0.48)
-------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.24)        $ (0.15)     $     --
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.78         $  0.44      $  (0.48)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 14.25         $ 13.47      $  13.03
=======================================================================================================
Total return*                                                   7.65%           4.51%        (3.55)%***
Ratio of net expenses to average net assets                     0.80%**         0.79%         0.79%**
Ratio of net investment income (loss) to
   average net assets                                           0.77%**         1.58%         1.44%**
Portfolio turnover rate                                          107%**           88%          109%
Net assets, end of period (in thousands)                     $53,657         $52,222      $ 54,305
Ratios with no waiver of fees and assumption
   of expenses by PIM and no reduction for
   fees paid indirectly:
   Total expenses to average net assets                         0.95%**         0.92%         0.95%**
   Net investment income (loss) to average
   net assets                                                   0.62%**         1.45%         1.28%**
=======================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 33

-------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended           Year         7/1/15
                                                             2/28/17         Ended        to
                                                             (unaudited)     8/31/16      8/31/15
-------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 13.36         $ 12.99      $  14.08
-------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.00(a)(b)   $  0.13(a)   $   0.00(b)
   Net realized and unrealized gain (loss)
      on investments                                            0.95            0.37         (1.09)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) from
   investment operations                                     $  0.95         $  0.50      $  (1.09)
-------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.15)        $ (0.13)     $     --
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.80         $  0.37      $  (1.09)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 14.16         $ 13.36      $  12.99
=======================================================================================================
Total return*                                                   7.19%           3.85%        (7.74)%***
Ratio of net expenses to average net assets                     1.55%**         1.55%         1.38%**
Ratio of net investment income (loss) to
   average net assets                                           0.02%**         1.04%         0.25%**
Portfolio turnover rate                                          107%**           88%          109%
Net assets, end of period (in thousands)                     $17,020         $14,562      $  2,304
Ratios with no waiver of fees and assumption
   of expenses by PIM and no reduction for
   fees paid indirectly:
   Total expenses to average net assets                         1.70%**         1.68%         1.55%**
   Net investment income (loss) to average
   net assets                                                  (0.13)%**        0.91%         0.08%**
=======================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)  Amount rounds to less than $0.01 or ($0.01) per share.

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended           Year         Year         Year      Year      Year
                                                             2/28/17         Ended        Ended        Ended     Ended     Ended
                                                             (unaudited)     8/31/16      8/31/15      8/31/14   8/31/13   8/31/12
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $ 13.50         $ 13.06      $ 14.12      $ 11.37   $  9.69   $  9.32
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.05(a)      $  0.20(a)   $  0.01      $  0.37   $  0.20   $  0.21
   Net realized and unrealized gain (loss) on investments       0.97            0.39        (0.62)        2.63      1.69      0.34
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.02         $  0.59      $ (0.61)     $  3.00   $  1.89   $  0.55
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $ (0.25)        $ (0.15)     $ (0.45)     $ (0.25)  $ (0.21)  $ (0.18)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  0.77         $  0.44      $ (1.06)     $  2.75   $  1.68   $  0.37
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 14.27         $ 13.50      $ 13.06      $ 14.12   $ 11.37   $  9.69
===================================================================================================================================
Total return*                                                   7.68%           4.50%       (4.48)%      26.66%    19.75%     6.09%
Ratio of net expenses to average net assets                     0.80%**         0.80%        0.80%        0.80%     0.80%     0.80%
Ratio of net investment income (loss) to average net assets     0.75%**         1.55%        0.85%        2.58%     1.85%     2.22%
Portfolio turnover rate                                          107%**           88%         109%         121%      160%      152%
Net assets, end of period (in thousands)                     $ 7,234         $ 7,450      $23,815      $70,384   $71,726   $60,214
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.09%**         1.08%        0.96%        0.95%     1.00%     0.97%
   Net investment income (loss) to average net assets           0.47%**         1.27%        0.69%        2.43%     1.65%     2.05%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 35

Notes to Financial Statements | 2/28/17 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Global Equity Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

36 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security's fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Cash may include overnight deposits at approved financial institutions.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 37

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

     At February 28, 2017, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years are subject to examination by Federal and State tax authorities.

38 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

     In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries.

     In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended August 31, 2016 was as follows:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                  $1,409,013
     ---------------------------------------------------------------------------
          Total                                                       $1,409,013
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at August 31, 2016:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                   $ 1,717,208
     Capital loss carryforward                                        (6,514,026)
     Net unrealized appreciation                                      13,272,724
     ---------------------------------------------------------------------------
          Total                                                      $ 8,475,906
     ===========================================================================

     The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark to market of forward and futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stock, partnerships and other holdings.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 39

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $3,764 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2017.

E.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities, but are included with the net realized and unrealized gain or loss on investments.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or

40 Pioneer Global Equity Fund | Semiannual Report | 2/28/17 other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at February 28, 2017, was $170,000 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. The use of futures contracts involves, to varying degrees, elements of market, interest rate, currency exchange rate and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. The average value of contracts open during the six months ended February 28, 2017, was $(383,742).

     At February 28, 2017, open futures contracts were as follows:

     -------------------------------------------------------------------------------------
                                          Number of
                                          Contracts
                                          Long/     Settlement                Unrealized
     Type                  Counterparty   (Short)   Month      Value          Appreciation
     -------------------------------------------------------------------------------------
     Topix Index Futures   Citibank NA     20       3/17       $2,733,916     $18,740
     -------------------------------------------------------------------------------------
        Total                                                  $2,733,916     $18,740
     =====================================================================================

I.   Total Return Swap Agreements

     The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap agreement, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 41 on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

     Total return swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

     The amount of cash due from the broker as collateral at February 28, 2017 was $310,000 and is recorded within "Restricted cash" in the Statement of Assets and Liabilities.

     Open total return swap contracts at February 28, 2017 are listed at the end of the Schedule of Investments. The average value of swap contracts open during the six months ended February 28, 2017 was $(243,373).

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.75% of the Fund's average daily net assets up to $500 million, 0.70% of the next $500 million of the Fund's average daily net assets and 0.65% of the Fund's average daily net assets over $1 billion. For the six months ended February 28, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.64% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.30%, 2.20%, 0.80%, 1.55% and 0.80% of the average daily net assets attributable to Class A, Class C, Class K, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended February 28, 2017, are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2018. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.

42 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $35,732 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended February 28, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                  $22,281
Class C                                                                    2,090
Class K                                                                       74
Class R                                                                      104
Class Y                                                                      141
--------------------------------------------------------------------------------
  Total:                                                                 $24,690
================================================================================

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares held by such plans. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,219 in distribution fees payable to PFD at February 28, 2017.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 43 services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R or Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2017, CDSCs in the amount of $1,031 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the fund participated until February 7, 2017 was in the amount of $220 million. Effective February 8, 2017, the Fund participated in a facility that is in the amount of $25 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. Effective February 8, 2017 the Fund participates in a credit facility in the amount of $25 million. Under such facility, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis. The Funds pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2017, the Fund had no borrowings under the credit facility.

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a

44 Pioneer Global Equity Fund | Semiannual Report | 2/28/17 bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted cash." Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of February 28, 2017.

------------------------------------------------------------------------------------------
                 Derivative Assets  Derivatives    Non-Cash      Cash           Net Amount
                 Subject to Master  Available for  Collateral    Collateral of  Derivative
Counterparty     Netting Agreement  Offset         Received (a)  Received (a)   Assets (b)
------------------------------------------------------------------------------------------
JPMorgan Chase
  Bank NA        $200,134           $--            $--           $(200,134)     $       --
Societe
  Generale SA      58,517            --             --                  --          58,517
------------------------------------------------------------------------------------------
  Total          $258,651           $--            $--           $(200,134)     $   58,517
==========================================================================================

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 45

------------------------------------------------------------------------------------------------------
                 Derivative Liabilities  Derivatives     Non-Cash        Cash          Net Amount
                 Subject to Master       Available for   Collateral      Collateral    of Derivative
Counterparty     Netting Agreement       Offset          Pledged (a)     Pledged (a)   Liabilities (c)
------------------------------------------------------------------------------------------------------
JPMorgan Chase
  Bank NA        $    --                 $   --          $   --          $   --        $   --
Societe
  Generale SA         --                     --              --              --            --
------------------------------------------------------------------------------------------------------
  Total          $    --                 $   --          $   --          $   --        $   --
======================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

7.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Assets and Liabilities by risk exposure at February 28, 2017, was as follows:

--------------------------------------------------------------------------------
Statement of                                   Foreign
Assets and             Interest    Credit      Exchange      Equity    Commodity
Liabilities            Rate Risk   Risk        Rate Risk     Risk      Risk
--------------------------------------------------------------------------------
Assets
 Futures contracts*    $--         $     --    $--           $18,740   $--
 Swap Contracts        $--         $258,651    $--           $    --   $--
--------------------------------------------------------------------------------
   Total Value         $--         $258,651    $--           $18,740   $--
--------------------------------------------------------------------------------

*    Reflects unrealized appreciation/depreciation of futures contracts (see
     Note 1H). The current day's variation margin is disclosed on the Statement of Assets and Liabilities.

46 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at February 28, 2017, was as follows:

--------------------------------------------------------------------------------
                                             Foreign
Statement of         Interest    Credit      Exchange     Equity       Commodity
Operations           Rate Risk   Risk        Rate Risk    Risk         Risk
--------------------------------------------------------------------------------
Net realized gain
 (loss) on:
 Futures contracts   $--         $     --    $--          $(4,695)     $--
 Swap contracts       --          783,665     --               --       --
--------------------------------------------------------------------------------
   Total Value       $--         $783,665    $--          $(4,695)     $--
================================================================================

--------------------------------------------------------------------------------
                                             Foreign
Statement of         Interest    Credit      Exchange     Equity       Commodity
Operations           Rate Risk   Risk        Rate Risk    Risk         Risk
--------------------------------------------------------------------------------
Change in net
 unrealized
 appreciation
 (depreciation) on
 Futures contracts   $--         $     --    $--          $18,740      $--
 Swap contracts       --          258,651     --               --       --
--------------------------------------------------------------------------------
  Total Value        $--         $258,651    $--          $18,740      $--
================================================================================

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 47

Additional Information

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees has approved a new investment advisory agreement for the Fund, which will be submitted to the shareholders of the Fund for their approval.

48 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Global Equity Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 49

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight

50 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the second quintile relative to its Morningstar peer group and in the first quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees noted that PIM was waiving fees and/or reimbursing expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 51

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The

52 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 53

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                            Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                              Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer
Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

54 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

                          This page is for your notes.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 55

                          This page is for your notes.

56 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

                          This page is for your notes.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 57

                          This page is for your notes.

58 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

                          This page is for your notes.

                     Pioneer Global Equity Fund | Semiannual Report | 2/28/17 59

                          This page is for your notes.

60 Pioneer Global Equity Fund | Semiannual Report | 2/28/17

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 19129-11-0417

                        Pioneer U.S. Corporate
                        High Yield Fund

--------------------------------------------------------------------------------
                        Semiannual Report | February 28, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A     HYCAX
                        Class C     HYCCX
                        Class Y     HYCYX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          25

Notes to Financial Statements                                                 32

Approval of Investment Advisory and Sub-Advisory Agreements                   40

Trustees, Officers and Service Providers                                      43

          Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 1

President's Letter

Dear Shareowner,

The 2016 calendar year featured many swings in market sentiment, both in the equity and fixed-income markets. After a slow start to the year, the markets began to rally in mid-February 2016 with a recovery in the prices of oil and other commodities, as well as slow, positive progress in U.S. employment figures. The rally persisted throughout much of the remaining 10 months of 2016, gaining further momentum in the second half of the year when U.S. gross domestic product (GDP) growth showed solid improvement during the third quarter and unemployment continued to decline. Finally, in November, the election of Donald Trump as the 45th President of the United States sparked a dramatic late-year market upturn that saw U.S. equities briefly climb to all-time highs. Speculation that the new Trump administration's policies would stimulate the U.S. economy through reduced taxes, less regulation, and increased government spending on infrastructure, fueled the year-end rally. For the full 12 months ended December 31, 2016, the Standard & Poor's 500 Index, a broad measure of U.S. stock market performance, returned a strong 11.9%.

In bond markets, the Federal Reserve Board's (the Fed's) 0.25% hike in the Federal funds rate in December 2016, its first rate increase in a year, contributed to a sell-off in U.S. Treasuries. The pullback from Treasuries also derived from the market's increased inflation and growth expectations under the incoming Trump administration. Elsewhere within fixed income, corporate credit, particularly in the high-yield segment of the market, performed well over the fourth quarter and the full calendar year. US high-yield securities, as measured by the Bank of America Merrill Lynch US High Yield Index, returned a robust 17.5% for the 12 months ended December 31, 2016. The debt of energy-related issuers drove the strong performance within high yield, as the recovery in oil and other commodity prices, which began in February 2016, sparked a rally in the sector. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks the performance of Treasury and agency issues, corporate bond issues, and mortgage-backed securities, returned 2.7% for the same 12-month period, reflecting the relative weakness in government bonds.

The U.S. economy's underlying fundamentals seem solid, and growth prospects for 2017 appear healthy. However, we remain concerned about risks to the economy of potentially disruptive trade policies pursued by the Trump administration. Barring a damaging trade war, though, we anticipate the Fed will continue to hike short-term interest rates gradually during 2017. In addition, we expect the Fed to consider carefully the potential economic effects of any fiscal policies enacted by the new Trump administration and the Republican- controlled Congress. In that regard, we believe President Trump's economic policies, if they come to fruition, could help boost real GDP growth. However, the impact of Trump's policies on U.S. GDP may be greater in 2018 rather than in 2017. Still, even prior to the late-year "Trump rally," U.S. GDP growth appeared to be settling in at a sustainable annual pace of more than 2% as 2016 drew to a close, following some weaker performance in the first half of the year. Continued improvement in the employment market driven in part by gains in manufacturing output were among the factors behind the bounce-back in GDP.

2 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17

While economic conditions inside the U.S. appear solid, many economies around the world continue to experience slow growth rates. Moreover, several countries in various regions face a number of challenges in 2017 and beyond, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related populist movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In recent years, global central banks have kept interest rates at close to zero in an effort to stimulate economic growth. While financial markets often benefited from the low rates, it now appears that those policies may be losing their effectiveness, leaving central banks little room to maneuver going forward. Moreover, the low interest rates have caused government bond yields to plummet, presenting a dilemma for the income-oriented investor.

Against this backdrop of still-low global interest rates, shifting priorities of central banks, evolving demographics, and numerous geopolitical concerns, we believe investors are likely to face ongoing challenges and much uncertainty when it comes to finding opportunities for both income and capital appreciation. While much has been made of passive investing as a possible source of stability in this uncertain environment, it is our view that all investment decisions are active choices. Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
February 28, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

          Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 3

Portfolio Management Discussion | 2/28/17

In the following interview, portfolio manager Matthew Shulkin discusses the factors that influenced the performance of Pioneer U.S. Corporate High Yield Fund between the Fund's inception on January 3, 2017, and February 28, 2017, the close of the Fund's semiannual reporting period. Mr. Shulkin, C.F.A., is a vice president and associate portfolio manager at Pioneer, and is responsible for the day-to-day management of the Fund.

Q How did the Fund perform during the abbreviated semiannual reporting period ended February 28, 2017?

A From its inception on January 3, 2017, through February 28, 2017, Pioneer U.S. Corporate High Yield Fund's Class A shares returned 1.69% at net asset value, while the Fund's benchmark, the Bank of America Merrill Lynch (BofA
     ML) U.S. High Yield Index, returned 2.65%. For further comparison, during the one-month period from February 1, 2017, through February 28, 2017, the average return of the 717 mutual funds in Lipper's High Yield Funds category was 1.28%, and the average return of the 737 mutual funds in Morningstar's High Yield Bond Funds category was 1.27%. (Lipper and Morningstar peer group average returns are not available for two-month intervals, just one-month, three-months, six-months, and so forth.)

Q How would you describe the market environment for high-yield bonds during the abbreviated semiannual reporting period ended February 28, 2017?

A High-yield bonds, in aggregate, experienced strong positive returns for the first two months of the 2017 calendar year, as credit-based assets continued to benefit from the support of solid corporate earnings. Perhaps more importantly, risk-favorable sentiment in the markets was further bolstered by anticipation of more business-friendly policies emanating from Washington, D.C. in the wake of the November 2016 U.S. elections, which left the Republicans in control of the White House as well as both houses of Congress. Lowering corporate tax rates, trimming regulations, and increasing infrastructure spending are all on the new administration's policy menu. If enacted, those policies have the potential to support future corporate profitability.

4 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17

Q Can you review the Fund's principal investments strategies during the abbreviated semiannual reporting period ended February 28, 2017, and explain the degree to which they added to or detracted from performance versus the benchmark?

A The Fund's performance during the brief period since its inception modestly lagged that of the benchmark BofA ML U.S. High Yield Index (the BofA ML Index). The benchmark-relative underperformance was mainly the result of the Fund's operations commencing as credit-sensitive assets were in the midst of a rally at the outset of 2017, as it took a few days for us to fully invest the Fund's assets.

     In addition, with credit spreads at or near historical lows in the wake of post-U.S. election market exuberance, we have opted to take a somewhat cautious stance with respect to the portfolio's quality profile. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) In that vein, the Fund's benchmark-relative performance was constrained to a degree by the portfolio's below-index exposure to lower-quality, CCC-rated and distressed issues, which outperformed in early 2017. Security selection among the Fund's energy and telecommunications holdings also detracted from relative returns.

     Conversely, security selection within capital goods and banking was beneficial for the Fund's benchmark-relative performance during the brief reporting period.

Q Can you discuss the factors that affected the Fund's income-generation (or yield), either positively or negatively, during the abbreviated semiannual reporting period ended February 28, 2017?

A The Fund's income-generation and yield provided to shareholders was relatively stable over the two-month period. Our "up-in-quality" and higher-rated bias among the portfolio's holdings resulted in a marginally lower yield for the Fund as compared with the BofA ML Index, but we view the Fund's positioning as appropriate, given where we are in the current credit cycle.

Q What role did derivatives play in the Fund's investment process and performance during the abbreviated semiannual reporting period ended February 28, 2017?

A We did not use derivatives during the brief reporting period. The Fund does, however, have the ability to utilize derivatives from time to time in order to maintain both the desired level of portfolio exposure to the

          Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 5 high-yield market, and sufficient liquidity, with the latter earmarked for making opportunistic purchases as well as for helping to meet any unanticipated shareholder redemption requests.

Q    What is your assessment of the current climate for fixed-income investing?

A We maintain a constructive outlook with respect to the U.S. economy and overall corporate credit fundamentals. Credit data remains relatively strong and corporate balance sheets do not appear overly stretched. We believe the default rate for high-yield bonds is likely to continue to decline through 2017 compared with the prior year. Spread-based assets continue to be supported by the accommodative monetary policies of most global central banks, which, to date, have kept risk-free interest rates exceptionally low.

     At the same time, high-yield spreads are notably tight. This argues for a measured stance when it comes to assuming credit risk and informs the Fund's underweight exposure to the lower-rated segments of the market. In addition, given that most of the risk is on the upside with respect to interest rates, the Fund is underweight to the longer-duration BB-rated segment of the high-yield market relative to B-rated issues. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

     With a new administration in Washington, we will be closely monitoring the progress of various policy proposals that have the potential to affect specific industries and segments within the high-yield corporate bond market.

6 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17

Please refer to the Schedule of Investments on pages 15-24 for a full listing of Fund securities.

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities in the fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

At times, the Fund's investments may represent industries or sectors that are interrelated or have common risks, making them more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

          Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 7

Portfolio Summary | 2/28/17

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       82.7%
International Corporate Bonds                                               8.3%
Senior Secured Loans                                                        4.3%
U.S. Government Securities                                                  2.0%
Convertible Corporate Bonds                                                 1.5%
Convertible Preferred Stocks                                                1.2%

10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1. U.S. Treasury Bills, 3/16/17                                            2.10%
---------------------------------------------------------------------------------
 2. HCA, Inc., 5.375%, 2/1/25                                               1.57
---------------------------------------------------------------------------------
 3. T-Mobile USA, Inc., 6.625%, 4/1/23                                      1.51
---------------------------------------------------------------------------------
 4. Royal Bank of Scotland Group Plc, 6.1%, 6/10/23                         1.25
---------------------------------------------------------------------------------
 5. Scientific Games International, Inc., 10.0%, 12/1/22                    1.25
---------------------------------------------------------------------------------
 6. First Data Corp., 7.0%, 12/1/23 (144A)                                  1.25
---------------------------------------------------------------------------------
 7. Alliance Data Systems Corp., 5.875%, 11/1/21 (144A)                     1.08
---------------------------------------------------------------------------------
 8. RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/1/23 (144A)     1.08
---------------------------------------------------------------------------------
 9. Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/23 (144A)     1.07
---------------------------------------------------------------------------------
10. Ally Financial, Inc., 5.75%, 11/20/25                                   1.06
---------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17

Prices and Distributions | 2/28/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Class                     2/28/17                         1/4/17*
--------------------------------------------------------------------------------
     A                        $10.13                          $10.00
--------------------------------------------------------------------------------
     C                        $10.13                          $10.00
--------------------------------------------------------------------------------
     Y                        $10.14                          $10.00
--------------------------------------------------------------------------------

Distributions per Share: 1/3/17-2/28/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Short-Term            Long-Term
    Class        Dividends         Capital Gains         Capital Gains
--------------------------------------------------------------------------------
      A           $0.0390               $ --                 $ --
--------------------------------------------------------------------------------
      C           $0.0328               $ --                 $ --
--------------------------------------------------------------------------------
      Y           $0.0411               $ --                 $ --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------

The BofA ML U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-12.

*    The Fund commenced operations on January 3, 2017.

          Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 9

Performance Update | 2/28/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer U.S. Corporate High Yield Fund at public offering price during the periods shown, compared to that of the BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of February 28, 2017)
--------------------------------------------------------------------------------
                       Net             Public              BofA
                       Asset           Offering            ML U.S.
                       Value           Price               High Yield
Period                 (NAV)           (POP)               Index
--------------------------------------------------------------------------------
Life of Class
(1/3/2017)             1.69%           -2.87%              2.65%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated January 1, 2017)
--------------------------------------------------------------------------------
                       Gross           Net
--------------------------------------------------------------------------------
                       1.99%           1.05%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer U.S. Corporate              BofA ML U.S.
                       High Yield Fund                     High Yield Index
1/17                   $9,550                              $10,000
2/17                   $9,676                              $10,156

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2018, for Class A shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please refer to the financial highlights for a more current expense ratio.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17

Performance Update | 2/28/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer U.S. Corporate High Yield Fund during the periods shown, compared to that of the BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of February 28, 2017)
--------------------------------------------------------------------------------
                                                           BofA
                                                           ML U.S.
                       If              If                  High Yield
Period                 Held            Redeemed            Index
--------------------------------------------------------------------------------
Life of Class
(1/3/2017)             1.63%           1.63%               2.65%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated January 1, 2017)
--------------------------------------------------------------------------------
                       Gross           Net
--------------------------------------------------------------------------------
                       2.74%           1.80%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                       Pioneer U.S. Corporate              BofA ML U.S.
                       High Yield Fund                     High Yield Index
1/17                   $10,000                             $10,000
2/17                   $10,132                             $10,156

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2018, for Class C shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please refer to the financial highlights for a more current expense ratio.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

         Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 11

Performance Update | 2/28/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer U.S. Corporate High Yield Fund during the periods shown, compared to that of the BofA ML U.S. High Yield Index.

Average Annual Total Returns
(As of February 28, 2017)
--------------------------------------------------------------------------------
                       Net             BofA
                       Asset           ML U.S.
                       Value           High Yield
Period                 (NAV)           Index
--------------------------------------------------------------------------------
Life of Class
(1/3/2017)             1.81%           2.65%
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated January 1, 2017)
--------------------------------------------------------------------------------
                       Gross           Net
--------------------------------------------------------------------------------
                       1.72%           0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                       Pioneer U.S. Corporate              BofA ML U.S.
                       High Yield Fund                     High Yield Index
1/17                   $5,000,000                          $5,000,000
2/17                   $5,070,269                          $5,078,024

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2018, for Class Y shares. There can be no assurance that Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information. Please refer to the financial highlights for a more current expense ratio.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer U.S. Corporate High Yield Fund

Based on actual returns from January 3, 2017, through February 28, 2017.

--------------------------------------------------------------------------------
Share Class                               A                C               Y
--------------------------------------------------------------------------------
Beginning Account                     $1,000.00        $1,000.00       $1,000.00
Value on 1/3/17
--------------------------------------------------------------------------------
Ending Account                        $1,016.90        $1,016.30       $1,018.10
Value on 2/28/17
--------------------------------------------------------------------------------
Expenses Paid                         $    1.55        $    2.71       $    1.16
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.75%, and 0.75% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 56/365 (to reflect the partial year period).

         Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer U.S. Corporate High Yield Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 3, 2017, through February 28, 2017.

--------------------------------------------------------------------------------
Share Class                               A                C               Y
--------------------------------------------------------------------------------
Beginning Account                     $1,000.00        $1,000.00       $1,000.00
Value on 1/3/17
--------------------------------------------------------------------------------
Ending Account                        $1,006.14        $1,004.99       $1,006.52
Value on 2/28/17
--------------------------------------------------------------------------------
Expenses Paid                         $    1.54        $    2.69       $    1.15
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.75%, and 0.75% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 56/365 (to reflect the partial year period).

14 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17

Schedule of Investments | 2/28/17 (unaudited)

----------------------------------------------------------------------------------------------------------------
Principal      Floating
Amount ($)     Rate (b)                                                                           Value
----------------------------------------------------------------------------------------------------------------
                          CONVERTIBLE CORPORATE BONDS -- 1.3%
                          MEDIA -- 0.7%
                          Cable & Satellite -- 0.7%
      30,000              DISH Network Corp., 3.375%, 8/15/26 (144A)                              $       36,112
                                                                                                  --------------
                          Total Media                                                             $       36,112
----------------------------------------------------------------------------------------------------------------
                          SOFTWARE & SERVICES -- 0.6%
                          Internet Software & Services -- 0.6%
      30,000              WebMD Health Corp., 2.625%, 6/15/23 (144A)                              $       28,575
                                                                                                  --------------
                          Total Software & Services                                               $       28,575
----------------------------------------------------------------------------------------------------------------
                          TOTAL CONVERTIBLE CORPORATE BONDS
                          (Cost $63,885)                                                          $       64,687
----------------------------------------------------------------------------------------------------------------
                          CONVERTIBLE PREFERRED STOCKS -- 1.2%
                          BANKS -- 1.2%
                          Diversified Banks -- 1.2%
          20              Bank of America Corp., 7.25% (Perpetual)                                $       23,800
          30              Wells Fargo & Co., 7.5% (Perpetual)                                             36,750
                                                                                                  --------------
                                                                                                  $       60,550
                                                                                                  --------------
                          Total Banks                                                             $       60,550
----------------------------------------------------------------------------------------------------------------
                          TOTAL CONVERTIBLE PREFERRED STOCKS
                          (Cost $59,827)                                                          $       60,550
----------------------------------------------------------------------------------------------------------------
                          CORPORATE BONDS -- 89.5%
                          ENERGY -- 12.7%
                          Oil & Gas Drilling -- 1.0%
      50,000              Trinidad Drilling, Ltd., 6.625%, 2/15/25 (144A)                         $       51,500
----------------------------------------------------------------------------------------------------------------
                          Oil & Gas Equipment & Services -- 0.7%
      38,000              Archrock Partners LP, 6.0%, 4/1/21                                      $       38,000
----------------------------------------------------------------------------------------------------------------
                          Oil & Gas Exploration & Production -- 7.4%
      49,000              Antero Resources Corp., 5.0%, 3/1/25 (144A)                             $       47,530
      25,000              Chesapeake Energy Corp., 8.0%, 12/15/22 (144A)                                  26,438
      46,000              Denbury Resources, Inc., 4.625%, 7/15/23                                        35,880
       5,000              Great Western Petroleum LLC, 9.0%, 9/30/21 (144A)                                5,275
      20,000              Hilcorp Energy I LP, 5.75%, 10/1/25 (144A)                                      19,850
      27,000              MEG Energy Corp., 7.0%, 3/31/24 (144A)                                          24,300
      37,000              Oasis Petroleum, Inc., 6.875%, 3/15/22                                          37,636
      50,000              Parsley Energy LLC, 5.25%, 8/15/25 (144A)                                       50,500
      23,000              Rice Energy, Inc., 6.25%, 5/1/22                                                23,503
      26,000              SM Energy Co., 6.125%, 11/15/22                                                 26,195
      37,000              Whiting Petroleum Corp., 6.25%, 4/1/23                                          37,092
      38,000              WPX Energy, Inc., 7.5%, 8/1/20                                                  40,945
                                                                                                  --------------
                                                                                                  $      375,144
----------------------------------------------------------------------------------------------------------------
                          Oil & Gas Refining & Marketing -- 0.8%
      40,000              PBF Holding Co., LLC, 7.0%, 11/15/23                                    $       40,200
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 15

----------------------------------------------------------------------------------------------------------------
Principal      Floating
Amount ($)     Rate (b)                                                                           Value
----------------------------------------------------------------------------------------------------------------
                          Oil & Gas Storage & Transportation -- 2.8%
      36,000              Energy Transfer Equity LP, 5.875%, 1/15/24                              $       38,700
      33,000              ONEOK, Inc., 7.5%, 9/1/23                                                       39,188
      23,000              Sabine Pass Liquefaction LLC, 5.875%,
                          6/30/26 (144A)                                                                  25,799
      38,000              The Williams Companies, Inc., 5.75%, 6/24/44                                    38,380
                                                                                                  --------------
                                                                                                  $      142,067
                                                                                                  --------------
                          Total Energy                                                            $      646,911
----------------------------------------------------------------------------------------------------------------
                          MATERIALS -- 6.9%
                          Commodity Chemicals -- 2.6%
      50,000              Hexion, Inc., 6.625%, 4/15/20                                           $       46,500
      35,000              NOVA Chemicals Corp., 5.0%, 5/1/25 (144A)                                       35,438
      50,000              Rain CII Carbon LLC, 8.0%, 12/1/18 (144A)                                       49,938
                                                                                                  --------------
                                                                                                  $      131,876
----------------------------------------------------------------------------------------------------------------
                          Metal & Glass Containers -- 0.8%
      36,000              Ball Corp., 5.25%, 7/1/25                                               $       38,205
----------------------------------------------------------------------------------------------------------------
                          Diversified Metals & Mining -- 1.8%
       5,000              Amsted Industries, Inc., 5.375%, 9/15/24 (144A)                         $        5,062
      43,000              FMG Resources August 2006 Pty, Ltd., 9.75%,
                          3/1/22 (144A)                                                                   49,746
      38,000              Prince Mineral Holding Corp., 11.5%,
                          12/15/19 (144A)                                                                 38,950
                                                                                                  --------------
                                                                                                  $       93,758
----------------------------------------------------------------------------------------------------------------
                          Steel -- 1.7%
      34,000              BlueScope Steel Finance, Ltd., 6.5%, 5/15/21 (144A)                     $       36,210
      45,000              Zekelman Industries, Inc., 9.875%, 6/15/23 (144A)                               50,850
                                                                                                  --------------
                                                                                                  $       87,060
                                                                                                  --------------
                          Total Materials                                                         $      350,899
----------------------------------------------------------------------------------------------------------------
                          CAPITAL GOODS -- 5.6%
                          Aerospace & Defense -- 0.6%
      30,000              Triumph Group, Inc., 5.25%, 6/1/22                                      $       28,350
----------------------------------------------------------------------------------------------------------------
                          Building Products -- 2.0%
      50,000              Builders FirstSource, Inc., 5.625%, 9/1/24 (144A)                       $       51,438
      48,000              Standard Industries, Inc., 5.375%, 11/15/24 (144A)                              49,339
                                                                                                  --------------
                                                                                                  $      100,777
----------------------------------------------------------------------------------------------------------------
                          Construction & Engineering -- 0.7%
      35,000              AECOM, 5.875%, 10/15/24                                                 $       38,238
----------------------------------------------------------------------------------------------------------------
                          Construction & Farm Machinery &
                          Heavy Trucks -- 1.0%
      50,000              Titan International, Inc., 6.875%, 10/1/20                              $       51,375
----------------------------------------------------------------------------------------------------------------
                          Industrial Machinery -- 0.5%
      28,000              Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                                $       26,880
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17

----------------------------------------------------------------------------------------------------------------
Principal      Floating
Amount ($)     Rate (b)                                                                           Value
----------------------------------------------------------------------------------------------------------------
                          Trading Companies & Distributors -- 0.8%
      37,000              United Rentals North America, Inc., 5.75%, 11/15/24                     $       39,294
                                                                                                  --------------
                          Total Capital Goods                                                     $      284,914
----------------------------------------------------------------------------------------------------------------
                          COMMERCIAL SERVICES & SUPPLIES -- 2.0%
                          Commercial Printing -- 0.5%
      29,000              Cenveo Corp., 6.0%, 8/1/19 (144A)                                       $       24,650
----------------------------------------------------------------------------------------------------------------
                          Environmental & Facilities Services -- 0.7%
      37,000              Covanta Holding Corp., 6.375%, 10/1/22                                  $       38,156
----------------------------------------------------------------------------------------------------------------
                          Diversified Support Services -- 0.8%
      39,000              TMS International Corp., 7.625%, 10/15/21 (144A)                        $       39,098
                                                                                                  --------------
                          Total Commercial Services & Supplies                                    $      101,904
----------------------------------------------------------------------------------------------------------------
                          TRANSPORTATION -- 1.0%
                          Railroads -- 1.0%
      48,000              Florida East Coast Holdings Corp., 6.75%,
                          5/1/19 (144A)                                                           $       49,320
                                                                                                  --------------
                          Total Transportation                                                    $       49,320
----------------------------------------------------------------------------------------------------------------
                          AUTOMOBILES & COMPONENTS -- 2.0%
                          Tires & Rubber -- 1.0%
      50,000              The Goodyear Tire & Rubber Co., 5.0%, 5/31/26                           $       51,000
----------------------------------------------------------------------------------------------------------------
                          Automobile Manufacturers -- 1.0%
      48,000              TI Group Automotive Systems LLC, 8.75%,
                          7/15/23 (144A)                                                          $       51,600
                                                                                                  --------------
                          Total Automobiles & Components                                          $      102,600
----------------------------------------------------------------------------------------------------------------
                          CONSUMER DURABLES & APPAREL -- 4.0%
                          Homebuilding -- 3.0%
      47,000              KB Home, 7.625%, 5/15/23                                                $       50,878
      51,000              PulteGroup, Inc., 5.0%, 1/15/27                                                 50,949
      49,000              Taylor Morrison Communities, Inc., 5.875%,
                          4/15/23 (144A)                                                                  51,572
                                                                                                  --------------
                                                                                                  $      153,399
----------------------------------------------------------------------------------------------------------------
                          Housewares & Specialties -- 1.0%
      50,000              American Greetings Corp., 7.875%, 2/15/25 (144A)                        $       52,406
                                                                                                  --------------
                          Total Consumer Durables & Apparel                                       $      205,805
----------------------------------------------------------------------------------------------------------------
                          CONSUMER SERVICES -- 5.5%
                          Casinos & Gaming -- 2.2%
      46,000              MGM Resorts International, 6.0%, 3/15/23                                $       50,140
      59,000              Scientific Games International, Inc., 10.0%, 12/1/22                            62,614
                                                                                                  --------------
                                                                                                  $      112,754
----------------------------------------------------------------------------------------------------------------
                          Hotels, Resorts & Cruise Lines -- 1.7%
      36,000              Sabre GLBL, Inc., 5.375%, 4/15/23 (144A)                                $       36,630
      48,000              Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                                     50,160
                                                                                                  --------------
                                                                                                  $       86,790
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 17

----------------------------------------------------------------------------------------------------------------
Principal      Floating
Amount ($)     Rate (b)                                                                           Value
----------------------------------------------------------------------------------------------------------------
                          Specialized Consumer Services -- 1.6%
      39,000              Constellis Holdings LLC, 9.75%, 5/15/20 (144A)                          $       41,730
      34,000              Prime Security Services Borrower LLC, 9.25%,
                          5/15/23 (144A)                                                                  37,188
                                                                                                  --------------
                                                                                                  $       78,918
                                                                                                  --------------
                          Total Consumer Services                                                 $      278,462
----------------------------------------------------------------------------------------------------------------
                          MEDIA -- 5.8%
                          Broadcasting -- 4.2%
      48,000              CCO Holdings LLC, 5.5%, 5/1/26 (144A)                                   $       50,940
      35,000              Gannett Co., Inc., 6.375%, 10/15/23                                             37,275
      51,000              Gray Television, Inc., 5.875%, 7/15/26 (144A)                                   51,718
      37,000              Nexstar Broadcasting, Inc., 5.625%, 8/1/24 (144A)                               37,832
      39,000              Sinclair Television Group, Inc., 5.125%,
                          2/15/27 (144A)                                                                  37,538
                                                                                                  --------------
                                                                                                  $      215,303
----------------------------------------------------------------------------------------------------------------
                          Cable & Satellite -- 1.6%
      27,000              DISH DBS Corp., 5.875%, 11/15/24                                        $       28,755
      50,000              Sirius XM Radio, Inc., 5.375%, 7/15/26 (144A)                                   51,000
                                                                                                  --------------
                                                                                                  $       79,755
                                                                                                  --------------
                          Total Media                                                             $      295,058
----------------------------------------------------------------------------------------------------------------
                          RETAILING -- 1.4%
                          Internet Retail -- 1.0%
      51,000              Netflix Inc., 4.375% 11/15/26                                           $       50,554
----------------------------------------------------------------------------------------------------------------
                          Department Stores -- 0.4%
      24,000              PetSmart, Inc., 7.125%, 3/15/23 (144A)                                  $       23,550
                                                                                                  --------------
                          Total Retailing                                                         $       74,104
----------------------------------------------------------------------------------------------------------------
                          FOOD, BEVERAGE & TOBACCO -- 1.9%
                          Packaged Foods & Meats -- 1.4%
      37,000              Dole Food Co., Inc., 7.25%, 5/1/19 (144A)                               $       37,740
      33,000              Post Holdings, Inc., 5.5%, 3/1/25 (144A)                                        33,619
                                                                                                  --------------
                                                                                                  $       71,359
----------------------------------------------------------------------------------------------------------------
                          Tobacco -- 0.5%
      23,000              Alliance One International Inc., 8.5%, 4/15/21                          $       23,632
                                                                                                  --------------
                          Total Food, Beverage & Tobacco                                          $       94,991
----------------------------------------------------------------------------------------------------------------
                          HOUSEHOLD & PERSONAL PRODUCTS -- 0.5%
                          Personal Products -- 0.5%
      25,000              Revlon Consumer Products Corp., 5.75%, 2/15/21                          $       25,188
                                                                                                  --------------
                          Total Household & Personal Products                                     $       25,188
----------------------------------------------------------------------------------------------------------------
                          HEALTH CARE EQUIPMENT & SERVICES -- 6.4%
                          Health Care Services -- 1.1%
      50,000              RegionalCare Hospital Partners Holdings, Inc.,
                          8.25%, 5/1/23 (144A)                                                    $       53,750
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17

----------------------------------------------------------------------------------------------------------------
Principal      Floating
Amount ($)     Rate (b)                                                                           Value
----------------------------------------------------------------------------------------------------------------
                          Health Care Facilities -- 3.7%
      25,000              CHS, Inc., 8.0%, 11/15/19                                               $       24,438
      75,000              HCA, Inc., 5.375%, 2/1/25                                                       78,469
      40,000              Kindred Healthcare Inc., 6.375%, 4/15/22                                        36,950
      25,000              LifePoint Health, Inc., 5.375%, 5/1/24 (144A)                                   25,188
      25,000              Universal Hospital Services, Inc., 7.625%, 8/15/20                              25,156
                                                                                                  --------------
                                                                                                  $      190,201
----------------------------------------------------------------------------------------------------------------
                          Managed Health Care -- 1.6%
      47,000              Centene Corp., 5.625%, 2/15/21                                          $       49,468
      30,000              Molina Healthcare, Inc., 5.375%, 11/15/22                                       31,050
                                                                                                  --------------
                                                                                                  $       80,518
                                                                                                  --------------
                          Total Health Care Equipment & Services                                  $      324,469
----------------------------------------------------------------------------------------------------------------
                          PHARMACEUTICALS, BIOTECHNOLOGY &
                          LIFE SCIENCES -- 2.0%
                          Pharmaceuticals -- 2.0%
      54,000              Endo Finance LLC, 5.375%, 1/15/23 (144A)                                $       47,790
      66,000              Valeant Pharmaceuticals International, Inc.,
                          5.875%, 5/15/23 (144A)                                                          53,708
                                                                                                  --------------
                                                                                                  $      101,498
                                                                                                  --------------
                          Total Pharmaceuticals, Biotechnology & Life Sciences                    $      101,498
----------------------------------------------------------------------------------------------------------------
                          BANKS -- 2.0%
                          Diversified Banks -- 2.0%
      37,000       5.90   Citigroup, Inc., Floating Rate Note
                          (Perpetual)                                                             $       38,711
      59,000              Royal Bank of Scotland Group Plc, 6.1%, 6/10/23                                 62,682
                                                                                                  --------------
                                                                                                  $      101,393
                                                                                                  --------------
                          Total Banks                                                             $      101,393
----------------------------------------------------------------------------------------------------------------
                          DIVERSIFIED FINANCIALS -- 5.5%
                          Other Diversified Financial Services -- 1.8%
      38,000       6.75   JPMorgan Chase & Co., Floating Rate Note
                          (Perpetual)                                                             $       42,085
      50,000              Summit Midstream Holdings LLC, 5.75%, 4/15/25                                   50,750
                                                                                                  --------------
                                                                                                  $       92,835
----------------------------------------------------------------------------------------------------------------
                          Specialized Finance -- 1.0%
      45,000              Cantor Fitzgerald LP, 7.875%, 10/15/19 (144A)                           $       49,641
----------------------------------------------------------------------------------------------------------------
                          Consumer Finance -- 1.1%
      50,000              Ally Financial, Inc., 5.75%, 11/20/25                                   $       52,812
----------------------------------------------------------------------------------------------------------------
                          Diversified Capital Markets -- 1.0%
      50,000              Park Aerospace Holdings, Ltd., 5.5%, 2/15/24 (144A)                     $       52,260
----------------------------------------------------------------------------------------------------------------
                          Specialized Finance -- 0.6%
      30,000              MSCI, Inc., 4.75%, 8/1/26 (144A)                                        $       30,165
                                                                                                  --------------
                          Total Diversified Financials                                            $      277,713
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 19

----------------------------------------------------------------------------------------------------------------
Principal      Floating
Amount ($)     Rate (b)                                                                           Value
----------------------------------------------------------------------------------------------------------------
                          REAL ESTATE -- 0.7%
                          Specialized REIT -- 0.7%
      36,000              Communications Sales & Leasing, Inc., 6.0%,
                          4/15/23 (144A)                                                          $       37,800
                                                                                                  --------------
                          Total Real Estate                                                       $       37,800
----------------------------------------------------------------------------------------------------------------
                          SOFTWARE & SERVICES -- 5.9%
                          IT Consulting & Other Services -- 2.6%
      30,000              Change Healthcare Holdings LLC, 5.75%,
                          3/1/25 (144A)                                                           $       30,984
      51,000              Iron Mountain US Holdings, Inc., 5.375%,
                          6/1/26 (144A)                                                                   50,745
      47,000              Rackspace, 8.625%, 11/15/24                                                     49,526
                                                                                                  --------------
                                                                                                  $      131,255
----------------------------------------------------------------------------------------------------------------
                          Data Processing & Outsourced Services -- 2.3%
      52,000              Alliance Data Systems Co., 5.875, 11/1/21                               $       53,820
      58,000              First Data Corp., 7.0%, 12/1/23 (144A)                                          62,350
                                                                                                  --------------
                                                                                                  $      116,170
----------------------------------------------------------------------------------------------------------------
                          Systems Software -- 1.0%
      50,000              Symantec Corp., 5.0%, 4/15/25 (144A)                                    $       51,322
                                                                                                  --------------
                          Total Software & Services                                               $      298,747
----------------------------------------------------------------------------------------------------------------
                          TECHNOLOGY HARDWARE & EQUIPMENT -- 3.1%
                          Communications Equipment -- 1.5%
      48,000              CommScope Technologies Finance LLC, 6.0%,
                          6/15/25 (144A)                                                          $       51,360
      25,000              Plantronics, Inc., 5.5%, 5/31/23 (144A)                                         25,450
                                                                                                  --------------
                                                                                                  $       76,810
----------------------------------------------------------------------------------------------------------------
                          Computer Hardware Storage & Peripherals -- 1.6%
      36,000              Dell, Inc., 7.1%, 4/15/28                                               $       37,980
      40,000              Diebold Nixdorf, Inc., 8.5%, 4/15/24                                            43,900
                                                                                                  --------------
                                                                                                  $       81,880
                                                                                                  --------------
                          Total Technology Hardware & Equipment                                   $      158,690
----------------------------------------------------------------------------------------------------------------
                          SEMICONDUCTORS & SEMICONDUCTOR
                          EQUIPMENT -- 1.3%
                          Semiconductor Equipment -- 0.5%
      25,000              Entegris, Inc., 6.0%, 4/1/22 (144A)                                     $       26,062
----------------------------------------------------------------------------------------------------------------
                          Semiconductors -- 0.8%
      38,000              Micron Technology, Inc., 5.25%, 8/1/23 (144A)                           $       38,332
                                                                                                  --------------
                          Total Semiconductors & Semiconductor Equipment                          $       64,394
----------------------------------------------------------------------------------------------------------------
                          TELECOMMUNICATION SERVICES -- 7.4%
                          Integrated Telecommunication Services -- 3.9%
      14,000              CenturyLink, Inc., 5.8%, 3/15/22                                        $       14,420
      24,000              Frontier Communications Corp., 8.5%, 4/15/20                                    25,440
      47,000              Frontier Communications Corp., 9.25%, 7/1/21                                    49,468

The accompanying notes are an integral part of these financial statements.

20 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17

----------------------------------------------------------------------------------------------------------------
Principal      Floating
Amount ($)     Rate (b)                                                                           Value

----------------------------------------------------------------------------------------------------------------
                          Integrated Telecommunication Services -- (continued)
      37,000              GCI, Inc., 6.875%, 4/15/25                                              $       38,388
      49,000              Level 3 Financing, Inc., 5.375%, 5/1/25                                         50,592
      25,000              Windstream Services LLC, 6.375%, 8/1/23                                         22,750
                                                                                                  --------------
                                                                                                  $      201,058
----------------------------------------------------------------------------------------------------------------
                          Wireless Telecommunication Services -- 3.5%
      46,000              Sprint Corp., 7.125%, 6/15/24                                           $       49,666
      47,000              Sprint Corp., 7.25%, 9/15/21                                                    51,230
      71,000              T-Mobile USA, Inc., 6.625%, 4/1/23                                              75,438
                                                                                                  --------------
                                                                                                  $      176,334
                                                                                                  --------------
                          Total Telecommunication Services                                        $      377,392
----------------------------------------------------------------------------------------------------------------
                          UTILITIES -- 5.9%
                          Electric Utilities -- 0.9%
      26,000              Talen Energy Supply LLC, 4.625%, 7/15/19 (144A)                         $       25,285
      24,000              Talen Energy Supply LLC, 6.5%, 6/1/25                                           19,680
                                                                                                  --------------
                                                                                                  $       44,965
----------------------------------------------------------------------------------------------------------------
                          Gas Utilities -- 1.7%
      56,000              DCP Midstream Operating LP, 5.6%, 4/1/44                                $       51,520
      35,000              Ferrellgas Partners LP, 8.625%, 6/15/20 (144A)                                  34,475
                                                                                                  --------------
                                                                                                  $       85,995
----------------------------------------------------------------------------------------------------------------
                          Independent Power Producers & Energy Traders -- 3.3%
       5,000              AES Corp. Virginia, 5.5%, 3/15/24                                       $        5,100
      51,000              Calpine Corp., 5.75%, 1/15/25                                                   50,490
      50,000              NRG Energy, Inc., 6.25%, 5/1/24                                                 50,000
      25,000              NRG Energy, Inc., 7.25%, 5/15/26                                                25,719
      36,000              TerraForm Power Operating LLC, 6.625%,
                          6/15/25 (Step) (144A)                                                           37,800
                                                                                                  --------------
                                                                                                  $      169,109
                                                                                                  --------------
                          Total Utilities                                                         $      300,069
----------------------------------------------------------------------------------------------------------------
                          TOTAL CORPORATE BONDS
                          (Cost $4,502,052)                                                       $    4,552,321
----------------------------------------------------------------------------------------------------------------
                          U.S. GOVERNMENT AND AGENCY
                          OBLIGATION -- 2.1%
     105,000              U.S. Treasury Bills, 3/16/17 (c)                                        $      104,978
----------------------------------------------------------------------------------------------------------------
                          TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                          (Cost $104,978)                                                         $      104,978
----------------------------------------------------------------------------------------------------------------
                          SENIOR FLOATING RATE LOAN INTERESTS -- 4.2%**
                          ENERGY -- 0.3%
                          Oil & Gas Drilling -- 0.3%
      15,000       0.00   Gavilan Resources LLC, 2nd Lien Term Loan, 2/23/24                      $       15,038
                                                                                                  --------------
                          Total Energy                                                            $       15,038
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 21

----------------------------------------------------------------------------------------------------------------
Principal      Floating
Amount ($)     Rate (b)                                                                           Value
----------------------------------------------------------------------------------------------------------------
                          CAPITAL GOODS -- 1.0%
                          Aerospace & Defense -- 0.5%
      25,000       3.53   DigitalGlobe, Inc., Term Loan, 12/22/23                                 $       25,151
----------------------------------------------------------------------------------------------------------------
                          Building Products -- 0.5%
      25,000       4.25   Filtration Group Corp., Series B, Incremental Term
                          Loan, 11/21/20                                                          $       25,258
                                                                                                  --------------
                          Total Capital Goods                                                     $       50,409
----------------------------------------------------------------------------------------------------------------
                          CONSUMER SERVICES -- 0.5%
                          Specialized Consumer Services -- 0.5%
      25,000       5.75   GCA Merger Sub, Inc., Term Loan (First Lien), 2/22/23                   $       25,182
                                                                                                  --------------
                          Total Consumer Services                                                 $       25,182
----------------------------------------------------------------------------------------------------------------
                          MEDIA -- 1.4%
                          Broadcasting -- 1.4%
      25,000       4.25   A-L Parent LLC (a.k.a. Learfield Communications),
                          Initial Term Loan (First Lien), 11/18/23                                $       25,328
      25,000       4.50   CBS Radio, Inc., Term Loan, 10/7/23                                             25,269
      25,000       4.25   Hubbard Radio LLC, Term Loan, 5/12/22                                           25,010
                                                                                                  --------------
                                                                                                  $       75,607
                                                                                                  --------------
                          Total Media                                                             $       75,607
----------------------------------------------------------------------------------------------------------------
                          HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                          Health Care Services -- 0.5%
      25,000       4.00   Envision Healthcare Corp., Initial Term Loan, 11/17/23                  $       25,246
                                                                                                  --------------
                          Total Health Care Equipment & Services                                  $       25,246
----------------------------------------------------------------------------------------------------------------
                          UTILITIES -- 0.5%
                          Independent Power Producers & Energy Traders -- 0.5%
      25,000       5.50   TerraForm AP Acquisition Holdings LLC, Term
                          Loan, 6/26/22                                                           $       25,250
                                                                                                  --------------
                          Total Utilities                                                         $       25,250
----------------------------------------------------------------------------------------------------------------
                          TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                          (Cost $216,135)                                                         $      216,732
----------------------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENT IN SECURITIES -- 98.3%
                          (Cost $4,946,877) (a)                                                   $    4,999,268
----------------------------------------------------------------------------------------------------------------
                          OTHER ASSETS & LIABILITIES -- 1.7%                                      $       87,073
----------------------------------------------------------------------------------------------------------------
                          TOTAL NET ASSETS -- 100.0%                                              $    5,086,341
================================================================================================================

(Perpetual)    Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT           Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2017, the value of these securities amounted to $2,430,019 or 47.8% of total net assets.

The accompanying notes are an integral part of these financial statements.

22 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At February 28, 2017, the net unrealized appreciation on investments based on cost for federal income tax purposes of $4,946,877 was as follows:

                 Aggregate gross unrealized appreciation for all investments in which
                   there is an excess of value over tax cost                               $       66,415

                 Aggregate gross unrealized depreciation for all investments in which
                   there is an excess of tax cost over value                                      (14,024)
                                                                                           --------------
                 Net unrealized appreciation                                               $       52,391
                                                                                           ==============

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the period ended February 28, 2017 were as follows:

--------------------------------------------------------------------------------
                                                    Purchases          Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                           $      --         $       --
Other Long-Term Securities                          $5,915,665        $1,074,509

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Pioneer Investment Management, Inc. (PIM), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the period ended February 28, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $4,146,144 and $189,831, respectively, which resulted in a net realized loss of $540.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

         Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 23

The following is a summary of the inputs used as of February 28, 2017, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------
                                             Level 1      Level 2       Level 3     Total
----------------------------------------------------------------------------------------------
Convertible Corporate Bonds                 $     --      $   64,687    $ --        $   64,687
Convertible Preferred Stocks                  60,550              --      --            60,550
Corporate Bonds                                   --       4,552,321      --         4,552,321
U.S. Government and Agency Obligation             --         104,978      --           104,978
Senior Floating Rate Loan Interests               --         216,732      --           216,732
----------------------------------------------------------------------------------------------
Total                                       $ 60,550      $4,938,718    $ --        $4,999,268
==============================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17

Statement of Assets and Liabilities | 2/28/17 (unaudited)

ASSETS:
  Investment in securities (cost $4,946,877)                                    $  4,999,268
  Cash                                                                               245,142
  Receivables --
     Interest                                                                         76,785
     Dividends                                                                           563
  Due from Pioneer Investment Management, Inc.                                        16,756
  Other assets                                                                         8,240
--------------------------------------------------------------------------------------------
        Total assets                                                            $  5,346,754
============================================================================================
LIABILITIES:
   Payables --
     Investment securities purchased                                            $    256,354
     Trustee fees                                                                      1,227
   Due to affiliates                                                                   2,832
--------------------------------------------------------------------------------------------
        Total liabilities                                                       $    260,413
============================================================================================
NET ASSETS:
  Paid-in capital                                                               $  5,019,300
  Undistributed net investment income                                                 11,524
  Net realized gain on investments                                                     3,126
  Net unrealized appreciation on investments                                          52,391
--------------------------------------------------------------------------------------------
        Total net assets                                                        $  5,086,341
============================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $2,034,691/200,770 shares)                                 $      10.13
   Class C (based on $1,016,181/100,324 shares)                                 $      10.13
   Class Y (based on $2,035,469/200,811 shares)                                 $      10.14
MAXIMUM OFFERING PRICE:
   Class A ($10.13/ 95.5%)                                                      $      10.61
============================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 25

Statement of Operations (unaudited)

For the period from 1/3/17 (Commencement of Operations) to 2/28/17

INVESTMENT INCOME:
  Interest                                                                      $ 38,355
  Dividends                                                                          563
-----------------------------------------------------------------------------------------------------
         Total investment income                                                           $   38,918
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                               $  4,624
  Distribution fees
     Class A                                                                         771
     Class C                                                                       1,541
  Administrative expense                                                             226
  Custodian fees                                                                     767
  Professional fees                                                               15,977
  Printing expense                                                                 1,151
  Fees and expenses of nonaffiliated Trustees                                      1,228
  Miscellaneous                                                                      537
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                        $   26,822
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                            $  (18,728)
-----------------------------------------------------------------------------------------------------
     Net expenses                                                                          $    8,094
-----------------------------------------------------------------------------------------------------
         Net investment income                                                             $   30,824
-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  Net realized gain (loss) on investments                                                  $    3,126
-----------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) on investments                                $   52,391
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                   $   55,517
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $   86,341
=====================================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------
                                                                                  1/3/17 (a)
                                                                                  to 2/28/17
                                                                                  (unaudited)
---------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                             $    30,824
Net realized gain (loss) on investments                                                 3,126
Net unrealized appreciation (depreciation) on investments                              52,391
---------------------------------------------------------------------------------------------
     Net increase in net assets resulting
          from operations                                                         $    86,341
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.04 per share)                                                    $    (7,800)
     Class C ($0.03 per share)                                                         (3,280)
     Class Y ($0.04 per share)                                                         (8,220)
---------------------------------------------------------------------------------------------
         Total distributions to shareowners                                       $   (19,300)
---------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS: (b)
Net proceeds from sale of shares                                                  $ 5,000,000
Reinvestment of distributions                                                          19,300
Cost of shares repurchased                                                                 --
---------------------------------------------------------------------------------------------
     Net increase in net assets resulting from Fund
        share transactions                                                        $ 5,019,300
     Net increase in net assets                                                   $ 5,086,341
NET ASSETS:
Beginning of period                                                               $        --
---------------------------------------------------------------------------------------------
End of period                                                                     $ 5,086,341
---------------------------------------------------------------------------------------------
Undistributed net investment income                                               $    11,524
=============================================================================================

(a)  Class A, Class C and Class Y shares commenced operations on January 3,
     2017.

(b) At February 28, 2017 PIM owned 100.0% of the value of the outstanding shares of Pioneer U.S. Corporate High Yield Fund.

The accompanying notes are an integral part of these financial statements.

         Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 27

------------------------------------------------------------------------------------------------------
                                                                             1/3/17 to     1/3/17 to
                                                                             2/28/17       2/28/17
                                                                             Shares        Amount
                                                                             (unaudited)   (unaudited)
------------------------------------------------------------------------------------------------------
Class A*
Shares sold                                                                  200,000       $2,000,000
Reinvestment of distributions                                                    770            7,800
Less shares repurchased                                                           --               --
------------------------------------------------------------------------------------------------------
     Net increase                                                            200,770       $2,007,800
======================================================================================================
Class C*
Shares sold                                                                  100,000       $1,000,000
Reinvestment of distributions                                                    324            3,280
Less shares repurchased                                                           --               --
------------------------------------------------------------------------------------------------------
     Net increase                                                            100,324       $1,003,280
======================================================================================================
Class Y*
Shares sold                                                                  200,000       $2,000,000
Reinvestment of distributions                                                    811            8,220
Less shares repurchased                                                           --               --
------------------------------------------------------------------------------------------------------
     Net increase                                                            200,811       $2,008,220
======================================================================================================

*    Class A, Class C and Class Y shares commenced operations on January 3,
     2017.

The accompanying notes are an integral part of these financial statements.

28 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17

Financial Highlights

---------------------------------------------------------------------------------------------------------
                                                                                           1/3/17 to
                                                                                           2/28/17
                                                                                           (unaudited)
---------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                       $    10.00
---------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                                         $     0.06
  Net realized and unrealized gain (loss) on investments                                         0.11
---------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                                         $     0.17
---------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                                                    $    (0.04)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                 $     0.13
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                             $    10.13
=========================================================================================================
Total return*                                                                                    1.69%***
Ratio of net expenses to average net assets                                                      1.00%**
Ratio of net investment income (loss) to average net assets                                      4.05%**
Portfolio turnover rate                                                                           146%**
Net assets, end of period (in thousands)                                                   $    2,035
Ratios with no waiver of fees and assumption of expenses by
  PIM and no reduction for fees paid indirectly:
  Total expenses to average net assets                                                           3.43%**
  Net investment income (loss) to average net assets                                             1.62%**
=========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

         Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 29

---------------------------------------------------------------------------------------------------------
                                                                                           1/3/17 to
                                                                                           2/28/17
                                                                                           (unaudited)
---------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                       $    10.00
---------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                                         $     0.05
  Net realized and unrealized gain (loss) on investments                                         0.11
---------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                                         $     0.16
---------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                                                    $    (0.03)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                 $     0.13
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                             $    10.13
=========================================================================================================
Total return*                                                                                    1.63%***
Ratio of net expenses to average net assets                                                      1.75%**
Ratio of net investment income (loss) to average net assets                                      3.30%**
Portfolio turnover rate                                                                           146%**
Net assets, end of period (in thousands)                                                   $    1,016
Ratios with no waiver of fees and assumption of expenses by
  PIM and no reduction for fees paid indirectly:
  Total expenses to average net assets                                                           4.18%**
  Net investment income (loss) to average net assets                                             0.87%**
=========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

***  Not Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

30 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17

---------------------------------------------------------------------------------------------------------
                                                                                           1/3/17 to
                                                                                           2/28/17
                                                                                           (unaudited)
---------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                                       $    10.00
---------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss) (a)                                                         $     0.07
  Net realized and unrealized gain (loss) on investments                                         0.11
---------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                                         $     0.18
---------------------------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                                                    $    (0.04)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                 $     0.14
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                             $    10.14
=========================================================================================================
Total return*                                                                                    1.81%***
Ratio of net expenses to average net assets                                                      0.75%**
Ratio of net investment income (loss) to average net assets                                      4.30%**
Portfolio turnover rate                                                                           146%**
Net assets, end of period (in thousands)                                                   $    2,035
Ratios with no waiver of fees and assumption of expenses by
   PIM and no reduction for fees paid indirectly:
   Total expenses to average net assets                                                          3.18%**
   Net investment income (loss) to average net assets                                            1.87%**
=========================================================================================================

* Assumes initial investment at net asset value at the beginning of each period and reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

***  Not Annualized.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

The accompanying notes are an integral part of these financial statements.

         Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 31

Notes to Financial Statements | 2/28/17 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer U.S. Corporate High Yield Fund (the Fund) is one of three portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve a high level of current income and long-term capital appreciation.

The Fund offered three classes of shares designated as Class A, Class C and Class Y shares. Class A, Class C and Class Y commenced operations on January 3, 2017. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

32 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by

         Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 33 independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At February 28, 2017, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.   Investment Income and Transactions

     Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend

34 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of February 28, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned no underwriting commissions on the sale of Class A shares during the period ended February 28, 2017.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

         Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 35

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

36 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17

     Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $1 billion and 0.55% on assets over $1 billion. For the period ended February 28, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.60% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.05%, 1.80% and 0.75% of the average daily net assets attributable to Class A, Class C, and Class Y shares, respectively. Fees waived and expenses reimbursed during the period ended February 28, 2017 are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2018. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,666 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

4. Distribution and Service Plans

The Fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares (the Plan). Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for

         Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 37

Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $166 in distribution fees payable to PFD February 28, 2017.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the period ended February 28, 2017 no CDSCs were paid to PFD.

38 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17

Additional Information

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees has approved a new investment advisory agreement for the Fund, which will be submitted to the shareholders of the Fund for their approval.

         Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 39

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer U.S. Corporate High Yield Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. Based on their evaluation of the information provided by PIM, the Trustees, including the Independent Trustees voting separately, unanimously approved an investment advisory agreement for the Fund. In considering the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this disclosure, the first quintile is most favorable to Fund shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that would be provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who would provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and would provide the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM would be responsible for the administration of the Fund's business and other affairs. The Trustees considered the quality of such services provided by PIM to the other Pioneer Funds. The Trustees considered the fees to be paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would provide to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

40 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17

Performance of the Fund

The Trustees did not consider the Fund's performance in approving the investment advisory agreement because the Fund was newly-offered and did not have a performance history.

Management Fee and Expenses

The Trustees considered information compiled by Strategic Insight Simfund, an independent third party, to compare the Fund's proposed management fee and anticipated expense ratio with a peer group of funds included in the Morningstar High Yield category. The Trustees considered that the Fund's proposed management fee would fall approximately in the third quintile relative to the management fees paid by funds in the Morningstar High Yield category. The Trustees noted that the Adviser had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund. The Trustees considered that, taking into account proposed contractual expense limitation arrangements, the anticipated expense ratio for the Fund's Class A shares would fall approximately in the third quintile relative to funds in the Morningstar High Yield category. The Trustees considered that, taking into account proposed contractual expense limitation arrangements, the anticipated expense ratio for the Fund's Class Y shares would fall approximately in the third quintile relative to funds in the Morningstar High Yield category. The Trustees concluded that the proposed management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services to be provided by PIM.

Profitability

The Trustees did not consider PIM's profitability with respect to the management of the Fund in approving the investment advisory agreement because the Fund was newly-offered and profitability information was not available.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

         Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 41

Other Benefits

The Trustees considered the other potential benefits to PIM from its relationship with the Fund, including the character and amount of fees that would be paid by the Fund, other than under the investment advisory agreement, for services that would be provided by PIM and its affiliates, and the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the investment advisory agreement for the Fund.

42 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                           Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                             Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

         Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17 43

                           This page is for your notes.

44 Pioneer U.S. Corporate High Yield Fund | Semiannual Report | 2/28/17

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus. The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 30144-00-0417

                        Pioneer High Income
                        Municipal Fund

--------------------------------------------------------------------------------
                        Semiannual Report | February 28, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     PIMAX
                        Class C     HICMX
                        Class Y     HIMYX

                        [LOGO] PIONEER
                               Investments(R)
                        visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              8

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          27

Notes to Financial Statements                                                 34

Approval of Investment Advisory Agreement                                     42

Trustees, Officers and Service Providers                                      47

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 1

President's Letter

Dear Shareowner,

The 2016 calendar year featured many swings in market sentiment, both in the equity and fixed-income markets. After a slow start to the year, the markets began to rally in mid-February 2016 with a recovery in the prices of oil and other commodities, as well as slow, positive progress in US employment figures. The rally persisted throughout much of the remaining 10 months of 2016, gaining further momentum in the second half of the year when US gross domestic product
(GDP) growth showed solid improvement during the third quarter and unemployment continued to decline. Finally, in November, the election of Donald Trump as the 45th President of the United States sparked a dramatic late-year market upturn that saw US equities briefly climb to all-time highs. Speculation that the new Trump administration's policies would stimulate the US economy through reduced taxes, less regulation, and increased government spending on infrastructure, fueled the year-end rally. For the full 12 months ended December 31, 2016, the Standard & Poor's 500 Index, a broad measure of US stock market performance, returned a strong 11.9%.

In bond markets, the Federal Reserve Board's (the Fed's) 0.25% hike in the Federal funds rate in December 2016, its first rate increase in a year, contributed to a sell-off in US Treasuries. The pullback from Treasuries also derived from the market's increased inflation and growth expectations under the incoming Trump administration. Elsewhere within fixed income, corporate credit, particularly in the high-yield segment of the market, performed well over the fourth quarter and the full calendar year. US high-yield securities, as measured by the Bank of America Merrill Lynch US High Yield Index, returned a robust 17.5% for the 12 months ended December 31, 2016. The debt of energy-related issuers drove the strong performance within high yield, as the recovery in oil and other commodity prices, which began in February 2016, sparked a rally in the sector. Meanwhile, the Bloomberg Barclays US Aggregate Bond Index, which tracks the performance of Treasury and agency issues, corporate bond issues, and mortgage-backed securities, returned 2.7% for the same 12-month period, reflecting the relative weakness in government bonds.

The US economy's underlying fundamentals seem solid, and growth prospects for 2017 appear healthy. However, we remain concerned about risks to the economy of potentially disruptive trade policies pursued by the Trump administration. Barring a damaging trade war, though, we anticipate the Fed will continue to hike short-term interest rates gradually during 2017. In addition, we expect the Fed to consider carefully the potential economic effects of any fiscal policies enacted by the new Trump administration and the Republican- controlled Congress. In that regard, we believe President Trump's economic policies, if they come to fruition, could help boost real GDP growth. However, the impact of Trump's policies on US GDP may be greater in 2018 rather than in 2017. Still, even prior to the late-year "Trump rally," US GDP growth appeared to settling in at a sustainable annual pace of more than 2% as 2016 drew to a close, following some weaker performance in the first half of the year. Continued improvement in the employment market driven in part by gains in manufacturing output were among the factors behind the bounce-back in GDP.

2 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

While economic conditions inside the US appear solid, many economies around the world continue to experience slow growth rates. Moreover, several countries in various regions face a number of challenges in 2017 and beyond, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related populist movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In recent years, global central banks have kept interest rates at close to zero in an effort to stimulate economic growth. While financial markets often benefited from the low rates, it now appears that those policies may be losing their effectiveness, leaving central banks little room to maneuver going forward. Moreover, the low interest rates have caused government bond yields to plummet, presenting a dilemma for the income-oriented investor.

Against this backdrop of still-low global interest rates, shifting priorities of central banks, evolving demographics, and numerous geopolitical concerns, we believe investors are likely to face ongoing challenges and much uncertainty when it comes to finding opportunities for both income and capital appreciation. While much has been made of passive investing as a possible source of stability in this uncertain environment, it is our view that all investment decisions are active choices. Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
February 28, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 3

Portfolio Management Discussion | 2/28/17

Higher-yield municipal bonds produced modestly negative returns over the six-month period ended February 28, 2017, but still outperformed investment-grade municipals. In the following interview, Jonathan Chirunga and David Eurkus discuss the factors that influenced the performance of Pioneer High Income Municipal Fund during the six-month period. Mr. Chirunga, a vice president and a portfolio manager at Pioneer, manages the Fund along with Mr. Eurkus, Director of Municipals, a senior vice president and a portfolio manager at Pioneer.

Q How did the Fund perform during the six-month period ended February 28, 2017?

A Pioneer High Income Municipal Fund's Class A shares returned -2.57% during the six-month period ended February 28, 2017, while the Fund's benchmark, the Bloomberg Barclays U.S. Municipal High Yield Bond Index, returned -1.98%. During the same period, the average return of the 162 mutual funds in Lipper's High-Yield Municipal Debt Funds category was -3.57%, and the average return of the 171 mutual funds in Morningstar's High-Yield Municipal Funds category was -3.42%.

Q How would you describe the market environment for municipal bond investors during the six-month period ended February 28, 2017?

A Higher-yielding municipal bonds felt the effects of several contrasting influences during the six-month period. While market interest rates rose and bond prices generally fell, lower-rated municipal bonds still held up better than their investment-grade counterparts, the performance of which, historically, has been more susceptible to changes in interest rates. At the same time, demand for the higher yields offered by lower-quality municipal securities remained firm during the period, while the steadily - albeit modestly - growing U.S. economy reinforced confidence in the credit-worthiness of higher-yielding debt. Indeed, optimism about the economy increased during the period in the wake of Donald J. Trump's victory in the 2016 presidential election, as investors became encouraged by the expectation that Mr. Trump and the Republican-controlled Congress would enact more pro-growth economic policies, such as reducing corporate and individual tax rates, boosting infrastructure spending, cutting corporate regulations, and replacing or eliminating the Affordable Care Act signed into law by his predecessor.

     One factor during the six-month period did, however, negatively affect high-yielding municipal bonds more than other fixed-income groups. Shortly before the start of the reporting period, in July 2016, the

4 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

     Commonwealth of Puerto Rico defaulted on a group of its general obligation bonds. The bonds eventually rallied, but at the time, Puerto Rico issues accounted for 23% of the entire universe of high-yield municipal securities in the Bloomberg Barclays U.S. Municipal High Yield Bond Index (the Bloomberg Barclays Index). After the default announcement, the Commonwealth's bonds dropped from 23% of the Bloomberg Barclays Index down to 13%.

Q What factors affected the Fund's performance relative to the benchmark Bloomberg Barclays Index during the six-month period ended February 28, 2017?

A The Fund had a relatively light exposure to Puerto Rico-issued bonds during the period, and when the bonds improved in performance after the Commonwealth's default announcement, the Fund's underweight to Puerto Rico detracted from benchmark-relative performance for the full six months. We have maintained our small position in the bonds, which represent less than 3% of the Fund's total investment portfolio. The Fund's investments in Puerto Rico are exclusively general obligation bonds that are higher in the capital structure than other types of bonds, as we believe the securities offer bond holders better protection in the case of a bankruptcy-related financial reorganization.

     In general, our focus on owning higher-quality high-yield municipal bonds in the portfolio was not rewarded during the six-month period, as the better yields offered by financially troubled issuers attracted investors, resulting in outperformance by the bonds of many lower-quality issuers. For example, the Fund did not own any bonds issued by the State of Illinois, the City of Chicago, or the Chicago Board of Education, all of which experienced widely known financial problems but still ended up outperforming the Bloomberg Barclays Index over the six-month period. Together, the securities of the three Illinois-based issuers accounted for about 6% of the Bloomberg Barclays Index's net assets, and so the Fund's lack of exposure to them detracted from benchmark-relative returns.

     On the positive side, the Fund's overweighted exposure to securities issued by educational institutions helped benchmark-relative performance, as those assets outperformed during the six-month period. Bonds issued by charter schools - an area of emphasis in the Fund's portfolio - performed particularly well during the period as continued strong demand for these alternative-choice public institutions likewise drove investor demand for their municipal securities. Among the Fund's charter school-related holdings, two standout performers were bonds issued by Esperanza Academy, a Philadelphia institution, and the Classical Academies in California.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 5

Q Did the Fund have any exposure to derivative securities during the six-month period ended February 28, 2017?

A No, the Fund had no investments in any derivative securities during the period.

Q Did the Fund's yield, or distribution to shareholders, change during the six-month period ended February 28, 2017?

A The Fund's yield remained relatively stable over the six-month period, although it did decline slightly as new bond issues tended to offer lower yields than older debt in the portfolio that had either reached maturity or were called.

Q    What is your investment outlook?

A We believe the near-term outlook for high-yield municipal debt remains positive, as improving credit quality and limited supply should continue to support municipal bond prices and even attract some non-traditional investors from the taxable bond market. We believe that the U.S. economy should grow at a relatively moderate pace this year, which should provide a good environment for the prices of high-yield municipal investments as both the financial health and credit-worthiness of bond issuers strengthen. We think the U.S. Federal Reserve (the Fed) is likely to continue raising short-term interest rates, perhaps as many as three times during 2017. Investors currently anticipate those actions, however, and so we don't believe the rate increases will be disruptive to the municipal high-yield market. We think bond prices also should receive support from the relatively light flow of new bond issues into the municipal market.

     One issue clouding the investment climate is the lack of clarity about how Congress and the president will resolve some significant policy questions. The longer Congress delays in tackling health care, tax reform, and infrastructure spending legislation, the more uncertainty there could be in the markets. The future of the Affordable Care Act, for example, could have a major impact on the performance of bonds issued by hospitals and health care institutions. Those securities currently account for 19.9% of the Bloomberg Barclays Index, and they could be severely affected if new or revised health care legislation results in any significant decline in the number of insured.

     We intend to keep a close eye on these political issues as they develop.

6 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

Please refer to the Schedule of Investments on pages 15-26 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The value of municipal securities can be adversely affected by changes in financial condition of municipal issuers, lower revenues, and regulatory and political developments.

The Fund is non-diversified, which means that it can invest a large percentage of its assets in the securities of any one or more issuers. This increases the Fund's potential risk exposure.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 7

Portfolio Summary | 2/28/17

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Health                                                                     22.6%
Special Revenues                                                           21.2%
Education                                                                  20.5%
Various Revenues                                                            9.8%
General Obligation                                                          7.1%
Housing                                                                     5.8%
Pollution Control Revenue                                                   5.5%
Escrowed                                                                    3.8%
Transportation                                                              2.2%
Reserves                                                                    0.9%
Insured                                                                     0.3%
Water & Sewer                                                               0.3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)*

 1. Commonwealth of Puerto Rico, 8.0%, 7/1/35                                                  2.80%
----------------------------------------------------------------------------------------------------
 2. City of Philippi West Virginia, 7.75%, 10/1/44                                             2.72
----------------------------------------------------------------------------------------------------
 3. Tobacco Settlement Financing Corp. Virginia, 5.0%, 6/1/47                                  2.25
----------------------------------------------------------------------------------------------------
 4. Sanger Industrial Development Corp., Texas Pellets Project Series B, 8.0%, 7/1/38          1.89
----------------------------------------------------------------------------------------------------
 5. Pennsylvania Economic Development Financing Authority, US Airways Group
    Series B, 8.0%, 5/1/29                                                                     1.72
----------------------------------------------------------------------------------------------------
 6. Michigan Tobacco Settlement Finance Authority, 6.0%, 6/1/48                                1.57
----------------------------------------------------------------------------------------------------
 7. Suffolk Tobacco Asset Securitization Corp., 6/1/44                                         1.50
----------------------------------------------------------------------------------------------------
 8. Buckeye Tobacco Settlement Financing Authority, 6.0%, 6/1/42                               1.49
----------------------------------------------------------------------------------------------------
 9. Suffolk Tobacco Asset Securitization Corp., 6.0%, 6/1/48                                   1.47
----------------------------------------------------------------------------------------------------
10. Tarrant County Cultural Education Facilities Finance Corp., MRC Crestview Project,
    8.125%, 11/15/44                                                                           1.43
----------------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

Prices and Distributions | 2/28/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Class                       2/28/17                     8/31/16
--------------------------------------------------------------------------------
      A                          $7.21                       $7.59
--------------------------------------------------------------------------------
      C                          $7.21                       $7.59
--------------------------------------------------------------------------------
      Y                          $7.12                       $7.49
--------------------------------------------------------------------------------

Distributions per Share: 9/1/16-2/28/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment            Short-Term      Long-Term
   Class               Income               Capital Gains   Capital Gains
--------------------------------------------------------------------------------
     A                 $0.1840                   $ --           $ --
--------------------------------------------------------------------------------
     C                 $0.1559                   $ --           $ --
--------------------------------------------------------------------------------
     Y                 $0.1884                   $ --           $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bloomberg Barclays U.S. Municipal High Yield Bond Index is an unmanaged measure of the performance of the high-yield municipal bond market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts shown on pages 10-12.

              Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 9

Performance Update | 2/28/17                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Income Municipal Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of February 28, 2017)
--------------------------------------------------------------------------------
                                                           Bloomberg
                         Net            Public             Barclays U.S.
                         Asset          Offering           Municipal
                         Value          Price              High Yield
Period                   (NAV)          (POP)              Bond Index
--------------------------------------------------------------------------------
10 Years                 2.75%           2.28%             4.28%
5 Years                  5.50            4.54              5.76
1 Year                   3.01           -1.66              5.17
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         0.87%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer High Income         Bloomberg Barclays U.S.
                  Municipal Fund              Municipal High  Yield Bond Index
2/07              $ 9,550                     $10,000
2/08              $ 8,626                     $ 9,317
2/09              $ 6,590                     $ 7,600
2/10              $ 8,767                     $ 9,618
2/11              $ 9,058                     $10,065
2/12              $ 9,588                     $11,490
2/13              $11,294                     $13,143
2/14              $10,503                     $12,932
2/15              $11,608                     $14,158
2/16              $12,165                     $14,457
2/17              $12,530                     $15,204

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

10 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

Performance Update | 2/28/17                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of February 28, 2017)
--------------------------------------------------------------------------------
                                                           Bloomberg
                                                           Barclays U.S.
                                                           Municipal
                         If             If                 High Yield
Period                   Held           Redeemed           Bond Index
--------------------------------------------------------------------------------
10 Years                 1.93%          1.93%              4.28%
5 Years                  4.68           4.68               5.76
1 Year                   2.08           2.08               5.17
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         1.63%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer High Income         Bloomberg Barclays U.S.
                  Municipal Fund              Municipal High  Yield Bond Index
2/07              $10,000                     $10,000
2/08              $ 8,925                     $ 9,317
2/09              $ 6,767                     $ 7,600
2/10              $ 8,923                     $ 9,618
2/11              $ 9,170                     $10,065
2/12              $ 9,634                     $11,490
2/13              $11,265                     $13,143
2/14              $10,383                     $12,932
2/15              $11,405                     $14,158
2/16              $11,861                     $14,457
2/17              $12,108                     $15,204

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 11

Performance Update | 2/28/17                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Income Municipal Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Municipal High Yield Bond Index.

Average Annual Total Returns
(As of February 28, 2017)
--------------------------------------------------------------------------------
                                        Bloomberg
                         Net            Barclays U.S.
                         Asset          Municipal
                         Value          High Yield
Period                   (NAV)          Bond Index
--------------------------------------------------------------------------------
10 Years                 2.76%          4.28%
5 Years                  5.66           5.76
1 Year                   3.16           5.17
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2016)
--------------------------------------------------------------------------------
                         Gross
--------------------------------------------------------------------------------
                         0.71%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                  Pioneer High Income         Bloomberg Barclays U.S.
                  Municipal Fund              Municipal High Yield Bond Index
2/07              $5,000,000                  $5,000,000
2/08              $4,476,757                  $4,658,701
2/09              $3,424,102                  $3,799,856
2/10              $4,531,868                  $4,809,056
2/11              $4,704,709                  $5,032,317
2/12              $4,984,454                  $5,744,761
2/13              $5,877,467                  $6,571,270
2/14              $5,472,942                  $6,466,247
2/15              $6,062,369                  $7,079,232
2/16              $6,363,752                  $7,228,306
2/17              $6,565,119                  $7,601,801

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on actual returns from September 1, 2016, through February 28, 2017.

--------------------------------------------------------------------------------
Share Class                           A               C             Y
--------------------------------------------------------------------------------
Beginning Account                 $1,000.00       $1,000.00      $1,000.00
Value on 9/1/16
--------------------------------------------------------------------------------
Ending Account Value              $  974.30       $  970.50      $  975.90
(after expenses) on 2/28/17
--------------------------------------------------------------------------------
Expenses Paid                     $    4.36       $    8.11      $    3.63
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.89%, 1.66% and 0.74% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Income Municipal Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2016, through February 28, 2017.

--------------------------------------------------------------------------------
Share Class                                 A               C              Y
--------------------------------------------------------------------------------
Beginning Account                       $1,000.00       $1,000.00      $1,000.00
Value on 9/1/16
--------------------------------------------------------------------------------
Ending Account Value                    $1,020.38       $1,016.56      $1,021.12
(after expenses) on 2/28/17
--------------------------------------------------------------------------------
Expenses Paid                           $    4.46       $    8.30      $    3.71
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.89%, 1.66% and 0.74% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

Schedule of Investments | 2/28/17 (unaudited)

------------------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                                          Value
--------------------------------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 0.5%
                             DIVERSIFIED FINANCIALS -- 0.5%
                             Specialized Finance -- 0.5%
   3,125,000                 Texas Pellets, Inc., 8.0%, 3/31/17 (144A)                              $      3,125,000
                                                                                                    ----------------
                             Total Diversified Financials                                           $      3,125,000
--------------------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $3,125,000)                                                      $      3,125,000
--------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL BONDS -- 97.4% (d)
                             Alaska -- 0.6%
   3,700,000                 Northern Tobacco Securitization Corp., 5.0%, 6/1/46                    $      3,463,163
--------------------------------------------------------------------------------------------------------------------
                             Arizona -- 2.9%
   4,000,000                 The Industrial Development Authority of the City of
                             Phoenix, 5.125%, 7/1/36                                                $      3,593,400
   8,000,000                 The Industrial Development Authority of the City of
                             Phoenix, 5.4%, 10/1/36                                                        7,266,720
   1,000,000                 The Industrial Development Authority of the County of
                             Pima, Desert hights Charter, 7.0%, 5/1/34                                     1,077,400
   3,000,000                 The Industrial Development Authority of the County of
                             Pima, Desert hights Charter, 7.25%, 5/1/44                                    3,248,370
     700,000                 The Industrial Development Authority of the County of
                             Pima, Legacy Traditional School Project, 8.5%,
                             7/1/39 (Pre-Refunded)                                                           805,028
     490,000                 The Industrial Development Authority of the County of
                             Pima, Paradise Education Center, 6.0%, 6/1/40                                   542,273
                                                                                                    ----------------
                                                                                                    $     16,533,191
--------------------------------------------------------------------------------------------------------------------
                             California -- 10.1%
   1,215,000                 California County Tobacco Securitization Agency, 6/1/36                $      1,236,518
   5,880,000                 California County Tobacco Securitization Agency,
                             Merced County, 5.25%, 6/1/45                                                  5,884,057
   4,660,000                 California County Tobacco Securitization Agency,
                             Sonoma County Corp., 5.125%, 6/1/38                                           4,547,042
   2,385,000                 California County Tobacco Securitization Agency,
                             Sonoma County Corp., 5.25%, 6/1/45                                            2,298,114
   1,300,000                 California Municipal Finance Authority, John Adams
                             Academics Project, 5.25%, 10/1/45                                             1,343,472
   6,300,000                 California Municipal Finance Authority, Santa Rosa
                             Academy Project Ser A, 6.0%, 7/1/42                                           6,676,362
     500,000                 California Municipal Finance Authority, Santa Rosa
                             Academy Project, 5.125%, 7/1/35                                                 512,585
   1,575,000                 California Municipal Finance Authority, Santa Rosa
                             Academy Project, 5.375%, 7/1/45                                               1,618,549
   1,000,000                 California School Finance Authority, 6.0%, View Park
                             Elementary and Middle School, 10/1/49                                         1,059,520
   3,000,000                 California School Finance Authority, 7.375%, Classical
                             Academies Project, 10/1/43                                                    3,482,310

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 15

--------------------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                          Value
--------------------------------------------------------------------------------------------------------------------
                             California -- (continued)
   3,230,000                 California School Finance Authority, ICEF View Park
                             High School, 7.125%, 10/1/48                                           $      3,625,998
    830,000                  California School Finance Authority, View Park
                             Elementary and Middle School, 5.625%, 10/1/34                                   868,263
   1,475,000                 California School Finance Authority, View Park
                             Elementary and Middle School, 5.875%, 10/1/44                                 1,556,096
   1,560,000                 California Statewide Communities Development
                             Authority, California Baptist University, 6.125%, 11/1/33                     1,695,283
   4,030,000                 California Statewide Communities Development
                             Authority, California Baptist University, 6.375%, 11/1/43                     4,394,514
   2,000,000                 California Statewide Communities Development
                             Authority, Lancer Edl Student Housing Project,
                             7.5%, 6/1/42                                                                  2,260,140
    315,559                  California Statewide Communities Development
                             Authority, Microgy Holdings Project, 9.0%, 12/1/38 (e)                                3
   5,810,000                 Golden State Tobacco Securitization Corp., 6/1/37                             5,816,333
   2,500,000                 Pittsburg Unified School District, 9/1/41 (AGM
                             CNTY GTD) (c)                                                                   823,675
   1,925,000                 Pittsburg Unified School District, 9/1/42 (AGM
                             CNTY GTD) (c)                                                                   604,662
   2,000,000                 River Islands Public Financing Authority, 5.5%, 9/1/45                        2,108,520
   4,395,000                 Tobacco Securitization Authority of Southern California,
                             5.0%, 6/1/37                                                                  4,389,682
                                                                                                    ----------------
                                                                                                    $     56,801,698
--------------------------------------------------------------------------------------------------------------------
                             Colorado -- 6.1%
   2,345,000                 Castle Oaks Metropolitan District No 3, 5.5%,
                             12/1/45 (f)                                                            $      2,268,553
   2,860,000                 Castle Oaks Metropolitan District No 3, 6.25%,
                             12/1/44 (f)                                                                   2,936,105
   1,000,000                 Colorado Educational & Cultural Facilities Authority,
                             3.75%, 7/1/26                                                                   950,600
   1,000,000                 Colorado Educational & Cultural Facilities Authority,
                             5.0%, 12/15/45                                                                  980,480
   1,250,000                 Colorado Educational & Cultural Facilities Authority,
                             5.0%, 7/1/36                                                                  1,225,625
   2,000,000                 Colorado Educational & Cultural Facilities Authority,
                             5.0%, 7/1/46                                                                  1,914,620
   2,000,000                 Colorado Educational & Cultural Facilities Authority,
                             Charter School Rocky Mountain Classical, 8.0%, 9/1/43                         2,219,720
   5,000,000                 Colorado Educational & Cultural Facilities Authority,
                             Charter School Rocky Mountain Classical,
                             8.125%, 9/1/48                                                                5,566,100
   2,000,000                 Copperleaf Metropolitan District No 2, 5.75%,
                             12/1/45 (f)                                                                   2,040,600
   2,840,000                 Crystal Crossing Metropolitan District, 5.25%,
                             12/1/40 (f)                                                                   2,659,802

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

--------------------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                          Value
--------------------------------------------------------------------------------------------------------------------
                             Colorado -- (continued)
   1,500,000                 Dominion Water & Sanitation District, 6.0%, 12/1/46                    $      1,498,800
   2,575,000                 Great Western Park Metropolitan District No 2, 5.0%,
                             12/1/46 (f)                                                                   2,410,123
     500,000                 Leyden Rock Metropolitan District No 10, 4.0%,
                             12/1/25 (f)                                                                     475,425
     750,000                 Leyden Rock Metropolitan District No 10, 4.375%,
                             12/1/33 (f)                                                                     683,648
   1,250,000                 Leyden Rock Metropolitan District No 10, 5.0%,
                             12/1/45 (f)                                                                   1,163,700
     500,000                 Leyden Rock Metropolitan District No 10, 7.25%,
                             12/15/45 (f)                                                                    450,745
   1,700,000                 Littleton Village Metropolitan District No 2, 5.375%,
                             12/1/45 (f)                                                                   1,620,542
   1,500,000                 Promenade Castle Rock Metropolitan District No 1,
                             5.75%, 12/1/39 (f)                                                            1,506,345
   1,000,000                 Sterling Ranch Community Authority Board, 5.75%,
                             12/1/45 (MUN GOVT GTD)                                                          944,960
     575,000                 Water Valley Metropolitan District No 02, 5.25%,
                             12/1/40 (f)                                                                     596,746
                                                                                                    ----------------
                                                                                                    $     34,113,239
--------------------------------------------------------------------------------------------------------------------
                             Connecticut -- 1.0%
   2,505,000          0.41   Connecticut State Health & Educational Facility Authority,
                             Floating Rate Note, 7/1/36                                             $      2,505,000
   2,885,000                 Town of Hamden Connecticut, Whitney Center Project,
                             7.75%, 1/1/43                                                                 2,957,414
                                                                                                    ----------------
                                                                                                    $      5,462,414
--------------------------------------------------------------------------------------------------------------------
                             District of Columbia -- 0.1%
     735,000                 District of Columbia Tobacco Settlement Financing
                             Corp., 6.75%, 5/15/40                                                  $        750,619
--------------------------------------------------------------------------------------------------------------------
                             Florida -- 2.6%
   5,000,000                 Alachua County Health Facilities Authority, Terraces
                             Bonita Springs Project, 8.125%, 11/15/46                               $      5,758,200
   1,820,000                 County of Liberty Florida, 8.25%, 7/1/28 (e)                                    163,509
   5,000,000                 Florida Development Finance Corp., 6.375%, 6/1/46                             4,882,850
   1,000,000                 Florida Development Finance Corp., Tuscan Isle
                             Obligated Group, 7.0%, 6/1/35                                                 1,012,960
   3,000,000                 Florida Development Finance Corp., Tuscan Isle
                             Obligated Group, 7.0%, 6/1/45                                                 3,038,880
                                                                                                    ----------------
                                                                                                    $     14,856,399
--------------------------------------------------------------------------------------------------------------------
                             Hawaii -- 0.2%
   1,000,000                 State of Hawaii Department of Budget & Finance,
                             15 Craigside Project, 9.0%, 11/15/44                                   $      1,207,260
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 17

--------------------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                          Value
--------------------------------------------------------------------------------------------------------------------
                             Illinois -- 5.3%
   1,000,000                 Chicago Board of Education, 5.75%, 4/1/35                              $        996,490
   2,010,000                 Chicago Board of Education, 6.0%, 4/1/46                                      2,047,949
   8,000,000                 Chicago Board of Education, 6.5%, 12/1/46 (f)                                 7,347,760
   4,213,653          4.00   Illinois Finance Authority, Clare Oaks Project Series B,
                             Floating Rate Note, 11/15/52                                                  2,964,010
   2,634,795                 Illinois Finance Authority, Clare Oaks Project Series C1,
                             11/15/52 (c)                                                                     93,272
     526,959                 Illinois Finance Authority, Clare Oaks Project Series C2,
                             11/15/52 (c)                                                                    143,496
     526,959                 Illinois Finance Authority, Clare Oaks Project Series C3,
                             11/15/52 (c)                                                                     90,210
   1,250,000                 Illinois Finance Authority, Norwegian American Hospital,
                             7.625%, 9/15/28                                                               1,325,950
   4,845,000                 Illinois Finance Authority, Norwegian American Hospital,
                             7.75%, 9/15/38                                                                5,416,662
     485,000                 Southwestern Illinois Development Authority,
                             Comprehensive Mental Health Center, 6.2%, 6/1/17                                488,220
   7,020,000                 Southwestern Illinois Development Authority,
                             Comprehensive Mental Health Center, 6.625%, 6/1/37                            7,065,419
   2,145,000                 Southwestern Illinois Development Authority,
                             Village of Sauget Project, 5.625%, 11/1/26                                    1,891,182
                                                                                                    ----------------
                                                                                                    $     29,870,620
--------------------------------------------------------------------------------------------------------------------
                             Indiana -- 5.0%
   1,750,000                 City of Carmel Indiana, Barrington Carmel Project
                             Series A, 7.0%, 11/15/32                                               $      1,898,050
   2,000,000                 City of Carmel Indiana, Barrington Carmel Project
                             Series A, 7.125%, 11/15/42                                                    2,171,140
   2,000,000                 City of Carmel Indiana, Barrington Carmel Project
                             Series A, 7.125%, 11/15/47                                                    2,166,040
   3,500,000                 City of Crown Point Indiana, Wittenberg Village
                             Project, 8.0%, 11/15/39                                                       3,769,430
   2,050,000                 City of Muncie Indiana, 5.05%, 1/1/31                                         1,933,191
   5,510,000                 City of Muncie Indiana, 5.25%, 1/1/37                                         5,063,855
   4,000,000                 Hospital Authority of Vigo County, Union Hospital, Inc.,
                             8.0%, 9/1/41                                                                  5,117,840
   6,580,000                 Indiana State housing & Community Development
                             Authority Evergreen Village Bloomington Project,
                             5.5%, 1/1/37                                                                  6,135,784
                                                                                                    ----------------
                                                                                                    $     28,255,330
--------------------------------------------------------------------------------------------------------------------
                             Iowa -- 0.5%
   3,000,000                 Iowa Tobacco Settlement Authority, 5.625%, 6/1/46                      $      2,999,760
--------------------------------------------------------------------------------------------------------------------
                             Maryland -- 0.2%
     995,000                 Maryland Health & Higher Educational Facilities
                             Authority, City Neighbors Series A, 6.75%, 7/1/44                      $      1,084,321
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

--------------------------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                                          Value
--------------------------------------------------------------------------------------------------------------------
                             Massachusetts -- 3.5%
   4,025,000                 Massachusetts Development Finance Agency Senior
                             Linden Ponds Inc. Series A, 4.68%, 11/15/21                            $      4,007,089
   1,116,746                 Massachusetts Development Finance Agency Senior
                             Linden Ponds Inc. Series B Subseries II, 11/15/56 (c)                             5,584
     215,000                 Massachusetts Development Finance Agency Senior
                             Linden Ponds Inc. Series B, 4.68%, 11/15/21                                     210,846
   3,903,837                 Massachusetts Development Finance Agency, 5.5%,
                             Linden Ponds, Inc., 11/15/46                                                  3,527,195
   2,000,000                 Massachusetts Development Finance Agency,
                             Adventcare Project Series A, 6.75%, 10/15/37                                  2,022,600
     830,000                 Massachusetts Development Finance Agency,
                             Adventcare Project, 7.625%, 10/15/37                                            893,819
   1,235,770                 Massachusetts Development Finance Agency, Linden
                             Ponds, Inc., Series A-1, 6.25%, 11/15/26                                      1,282,111
   3,340,294                 Massachusetts Development Finance Agency, Linden
                             Ponds, Inc., Series A-1, 6.25%, 11/15/39                                      3,439,467
   1,470,000          0.58   Massachusetts Health & Educational Facilities Authority,
                             Floating Rate Note, 10/1/49                                                   1,470,000
   2,940,000          0.41   Massachusetts Health & Educational Facilities Authority,
                             Floating Rate Note, 11/1/49                                                   2,940,000
                                                                                                    ----------------
                                                                                                    $     19,798,711
--------------------------------------------------------------------------------------------------------------------
                             Michigan -- 6.5%
   1,250,000                 Flint Hospital Building Authority, Hurley Medical
                             Center Series A, 5.25%, 7/1/39                                         $      1,278,162
   1,250,000                 Flint Hospital Building Authority, Hurley Medical
                             Center, 7.375%, 7/1/35                                                        1,370,400
   5,485,000                 Flint International Academy, 5.75%, 10/1/37                                   5,496,957
     145,000                 Michigan Public Educational Facilities Authority,
                             Dr. Joseph Pollack, 7.25%, 4/1/20                                               152,030
   2,020,000                 Michigan Public Educational Facilities Authority,
                             Dr. Joseph Pollack, 8.0%, 4/1/40                                              2,162,814
   4,295,000                 Michigan Public Educational Facilities Authority,
                             Ltd Oblig-David Ellis-West Project, 5.875%, 6/1/37                            4,298,651
   7,135,000          6.75   Michigan Strategic Fund, CFP Michigan Dept Offices
                             Lease B, Floating Rate Note, 3/1/40                                           7,216,696
   4,000,000          6.62   Michigan Strategic Fund, Floating Rate Note, 11/1/41                          3,953,560
     750,000                 Michigan Tobacco Settlement Finance Authority,
                             6.0%, 6/1/34                                                                    729,128
   9,280,000                 Michigan Tobacco Settlement Finance Authority,
                             6.0%, 6/1/48                                                                  8,641,907
   1,250,000                 Michigan Tobacco Settlement Finance Authority,
                             6.875%, 6/1/42                                                                1,258,825
                                                                                                    ----------------
                                                                                                    $     36,559,130
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 19

--------------------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                                          Value
--------------------------------------------------------------------------------------------------------------------

                             Minnesota -- 0.7%
   2,000,000                 Bloomington Port Authority, Radisson Blu MOA LLC,
                             9.0%, 12/1/35                                                          $      2,115,860
     400,000                 City of Deephaven Minnesota, Eagle Ridge Academy
                             Project, 5.25%, 7/1/37                                                          409,740
   1,500,000                 City of Deephaven Minnesota, Eagle Ridge Academy
                             Project, 5.5%, 7/1/50                                                         1,539,210
                                                                                                    ----------------
                                                                                                    $      4,064,810
--------------------------------------------------------------------------------------------------------------------
                             Mississippi -- 0.2%
     800,000          0.58   Mississippi Business Finance Corp., Floating Rate
                             Note, 12/1/30                                                          $        800,000
--------------------------------------------------------------------------------------------------------------------
                             Missouri -- 2.0%
   5,540,000                 Community Memorial Hospital District, 6.68%, 12/1/34                   $      5,731,462
     500,000                 Kansas City Industrial Development Authority,
                             4.25%, 4/1/26                                                                   467,290
   1,000,000                 Kansas City Industrial Development Authority,
                             5.0%, 4/1/36                                                                    924,830
   1,150,000                 Kansas City Industrial Development Authority,
                             5.0%, 4/1/46                                                                  1,008,849
   2,500,000                 Kirkwood Industrial Development Authority, Aberdeen
                             Hrights Series A, 8.25%, 5/15/45                                              3,036,750
                                                                                                    ----------------
                                                                                                    $     11,169,181
--------------------------------------------------------------------------------------------------------------------
                             New Jersey -- 1.7%
   4,500,000                 New Jersey Health Care Facilities Financing Authority,
                             St. Peters University Hospital, 6.25%, 7/1/35                          $      4,799,835
   5,000,000                 Tobacco Settlement Financing Corp. New Jersey,
                             5.0%, 6/1/41                                                                  4,810,000
                                                                                                    ----------------
                                                                                                    $      9,609,835
--------------------------------------------------------------------------------------------------------------------
                             New Mexico -- 1.2%
      55,000                 County of Otero New Mexico, 5.75%, 4/1/18                              $         54,583
      80,000                 County of Otero New Mexico, 6.0%, 4/1/23                                         76,749
   7,100,000                 County of Otero New Mexico, 6.0%, 4/1/28                                      6,605,627
                                                                                                    ----------------
                                                                                                    $      6,736,959
--------------------------------------------------------------------------------------------------------------------
                             New York -- 4.2%
   2,620,000                 New York Counties Tobacco Trust IV, 5.0%, 6/1/45                       $      2,482,555
   8,030,000                 Suffolk Tobacco Asset Securitization Corp., 6.0%, 6/1/48                      8,119,213
   8,000,000                 Suffolk Tobacco Asset Securitization Corp., 6/1/44                            8,242,000
  10,000,000                 The Erie County Industrial Development Agency,
                             Galvstar LLC Project Series A, 10/1/30 (c) (e)                                2,498,600
   8,000,000                 The Erie County Industrial Development Agency,
                             Galvstar LLC Project Series B, 10/1/30 (c) (e)                                1,998,880
   1,795,000                 The Erie County Industrial Development Agency,
                             Galvstar LLC Project Series C, 10/1/30 (c) (e)                                  448,499
                                                                                                    ----------------
                                                                                                    $     23,789,747
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

--------------------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                                          Value
--------------------------------------------------------------------------------------------------------------------
                             Ohio -- 4.0%
   8,555,000                 Buckeye Tobacco Settlement Financing Authority,
                             6.0%, 6/1/42                                                           $      8,223,323
   6,335,000                 Buckeye Tobacco Settlement Financing Authority,
                             6.5%, 6/1/47                                                                  6,287,741
   5,000,000          4.38   Ohio Water Development Authority Water Pollution
                             Control Loan Fund, Floating Rate Note, 6/1/33                                 4,538,250
   2,900,000                 Southeastern Ohio Port Authority, 6.0%, 12/1/42                               3,173,644
                                                                                                    ----------------
                                                                                                    $     22,222,958
--------------------------------------------------------------------------------------------------------------------
                             Pennsylvania -- 10.0%
     850,000                 Allegheny County Hospital Development Authority,
                             Ohio Valley General Hospital Project A, 5.125%, 4/1/35                 $        783,062
   8,000,000                 Delaware County Industrial Development Authority
                             Pennsylvania, 5.125%, 6/1/46                                                  7,147,360
   2,375,000                 Fulton County Industrial Development Authority,
                             5.0%, 7/1/46                                                                  2,308,975
   2,500,000                 Fulton County Industrial Development Authority,
                             5.0%, 7/1/51                                                                  2,387,475
   3,000,000                 Pennsylvania Economic Development Financing
                             Authority, Northwestern Human Services Series A,
                             5.25%, 6/1/28                                                                 3,001,350
   2,005,000                 Pennsylvania Economic Development Financing
                             Authority, US Airways Group Series A, 7.5%, 5/1/20                            2,216,848
   8,445,000                 Pennsylvania Economic Development Financing
                             Authority, US Airways Group Series B, 8.0%, 5/1/29                            9,507,043
   2,200,000                 Philadelphia Authority for Industrial Development,
                             6.5%, 6/1/45                                                                  2,244,726
   3,145,000                 Philadelphia Authority for Industrial Development,
                             6.625%, 6/1/50                                                                3,223,845
   2,500,000                 Philadelphia Authority for Industrial Development,
                             Green Woods Charter School Projects A, 5.5%, 6/15/32                          2,545,700
   5,200,000                 Philadelphia Authority for Industrial Development,
                             Green Woods Charter School Projects A, 5.75%, 6/15/42                         5,299,164
   6,000,000                 Philadelphia Authority for Industrial Development,
                             Nueva Esperanze Inc., 8.2%, 12/1/43                                           6,825,000
   1,000,000                 Philadelphia Authority for Industrial Development,
                             Performing Arts Charter School Project, 6.5%,
                             6/15/33 (144A)                                                                1,046,840
   3,000,000                 Philadelphia Authority for Industrial Development,
                             Performing Arts Charter School Project, 6.75%,
                             6/15/43 (144A)                                                                3,156,090
   4,000,000                 The Hospitals & Higher Education Facilities Authority
                             of Philadelphia, Temple University Health System
                             Series A, 5.625%, 7/1/42                                                      4,269,160
                                                                                                    ----------------
                                                                                                    $     55,962,638
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 21

--------------------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                                          Value
--------------------------------------------------------------------------------------------------------------------
                             Puerto Rico -- 2.8%
  21,000,000                 Commonwealth of Puerto Rico, 8.0%, 7/1/35 (e) (f)                      $     15,434,999
--------------------------------------------------------------------------------------------------------------------
                             Rhode Island -- 0.1%
   2,065,000                 Central Falls Detention Facility Corp., 7.25%, 7/15/35 (e)             $        511,418
--------------------------------------------------------------------------------------------------------------------
                             Tennessee -- 0.0%+
       5,000                 Johnson City Health & Educational Facilities Board,
                             Appalachian Christian Village, 5.0%, 2/15/43                           $          5,072
--------------------------------------------------------------------------------------------------------------------
                             Texas -- 10.5%
     200,000                 Arlington Higher Education Finance Corp., 5.875%, 3/1/24 $                      201,196
     525,000                 Arlington Higher Education Finance Corp., 6.625%, 3/1/29                        530,108
     375,000                 Arlington Higher Education Finance Corp., 7.0%, 3/1/34                          381,146
   7,030,000                 Arlington Higher Education Finance Corp., Universal
                             Academy Series A, 7.125%, 3/1/44                                              7,107,752
     400,000                 City of Celina Texas, 5.375%, 9/1/28                                            382,956
   1,000,000                 City of Celina Texas, 5.5%, 9/1/24                                              969,590
     250,000                 City of Celina Texas, 5.5%, 9/1/32                                              237,108
     650,000                 City of Celina Texas, 5.875%, 9/1/40                                            609,472
   1,075,000                 City of Celina Texas, 6.0%, 9/1/30                                            1,026,690
   2,700,000                 City of Celina Texas, 6.25%, 9/1/40                                           2,540,457
     500,000                 City of Mclendon-Chisholm Texas, Sonoma Public
                             Impt Dist Phase, 5.125%, 9/15/28                                                482,085
     450,000                 City of Mclendon-Chisholm Texas, Sonoma Public
                             Impt Dist Phase, 5.375%, 9/15/35                                                428,432
     400,000                 City of Mclendon-Chisholm Texas, Sonoma Public
                             Impt Dist Phase, 5.5%, 9/15/40                                                  378,548
     234,442                 Gulf Coast Industrial Development Authority, Microgy
                             Holdings Project, 12/1/36 (c) (e)                                                     2
   1,470,000          0.57   Harris County Health Facilities Development Corp.,
                             Floating Rate Note, 12/1/41                                                   1,470,000
   1,215,000                 Kinney County Public Facilities Corp., 7.0%, 11/1/25                          1,059,881
   2,000,000                 La Vernia Higher Education Finance Corp., Meridian
                             World School Series A, 5.5%, 8/15/45                                          2,056,600
    350,000                  New Hope Cultural Education Facilities Finance
                             Corp., 5.25%, 7/1/36                                                            356,181
   1,250,000                 New Hope Cultural Education Facilities Finance
                             Corp., 5.5%, 7/1/46                                                           1,285,762
   1,000,000                 New Hope Cultural Education Facilities Finance
                             Corp., 5.75%, 7/1/51                                                          1,045,470
    125,000                  New Hope Cultural Education Facilities Finance
                             Corp., 6.0%, 7/1/26                                                             120,146
   1,350,000                 New Hope Cultural Education Facilities Finance
                             Corp., 7.0%, 7/1/51                                                           1,283,013
   1,155,000                 Pottsboro Higher Education Finance Corp.,
                             5.0%, 8/15/36                                                                 1,126,910
   1,000,000                 Pottsboro Higher Education Finance Corp.,
                             5.0%, 8/15/46                                                                   945,970

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

--------------------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                                          Value
--------------------------------------------------------------------------------------------------------------------
                             Texas -- (continued)
  17,350,000                 Sanger Industrial Development Corp., Texas Pellets
                             Project Series B, 8.0%, 7/1/38                                         $     10,410,000
     500,000                 Tarrant County Cultural Education Facilities Finance
                             Corp., 8.25%, 11/15/39                                                          531,700
   2,250,000                 Tarrant County Cultural Education Facilities Finance
                             Corp., Mirador Project Series A, 8.0%, 11/15/29                               1,798,875
   5,000,000                 Tarrant County Cultural Education Facilities Finance
                             Corp., Mirador Project Series A, 8.125%, 11/15/39                             3,997,500
     120,000                 Tarrant County Cultural Education Facilities Finance
                             Corp., MRC Crestview Project, 8.0%, 11/15/34                                    148,217
   6,350,000                 Tarrant County Cultural Education Facilities Finance
                             Corp., MRC Crestview Project, 8.125%, 11/15/44                                7,871,778
   1,775,000                 Tarrant County Cultural Education Facilities Finance
                             Corp., Stayton at Museum Way Series A, 8.0%, 11/15/28                         1,883,026
   5,400,000                 Tarrant County Cultural Education Facilities Finance
                             Corp., Stayton at Museum Way Series A, 8.25%, 11/15/44                        5,739,606
   1,000,000                 Texas Midwest Public Facility Corp., Secure Treatment
                             Facility Project, 10/1/30 (c) (e)                                               750,000
                                                                                                    ----------------
                                                                                                    $     59,156,177
--------------------------------------------------------------------------------------------------------------------
                             Utah -- 1.6%
   1,105,000                 Utah Charter School Finance Authority, Summit
                             Academy High School Series A, 7.25%, 5/15/21                           $      1,185,731
   1,985,000                 Utah Charter School Finance Authority, Summit
                             Academy High School Series A, 8.125%, 5/15/31                                 2,181,872
   5,145,000                 Utah Charter School Finance Authority, Summit
                             Academy High School Series A, 8.5%, 5/15/41                                   5,705,599
                                                                                                    ----------------
                                                                                                    $      9,073,202
--------------------------------------------------------------------------------------------------------------------
                             Virginia -- 4.3%
   2,100,000                 Cherry Hill Community Development Authority,
                             Potomac Shores Project, 5.4%, 3/1/45                                   $      2,151,807
     815,000                 Embrey Mill Community Development Authority,
                             5.3%, 3/1/35                                                                    790,721
   4,685,000                 Embrey Mill Community Development Authority,
                             5.6%, 3/1/45                                                                  4,665,276
  13,370,000                 Tobacco Settlement Financing Corp. Virginia,
                             5.0%, 6/1/47                                                                 12,373,935
   4,395,000                 Virginia Small Business Financing Authority,
                             6.95%, 8/1/37                                                                 4,396,978
                                                                                                    ----------------
                                                                                                    $     24,378,717
--------------------------------------------------------------------------------------------------------------------
                             West Virginia -- 3.6%
  25,000,000                 City of Philippi West Virginia, 7.75%, 10/1/44 (e)                     $     15,000,000
   5,340,000                 West Virginia Hospital Finance Authority, Highland
                             Hospital Oblig Group, 9.125%, 10/1/41 (e)                                     4,937,898
                                                                                                    ----------------
                                                                                                    $     19,937,898
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 23

--------------------------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                                          Value
--------------------------------------------------------------------------------------------------------------------
                             Wisconsin -- 5.9%
     500,000                 Public Finance Authority, 4.25%, 8/1/26                                $        476,410
   2,725,000                 Public Finance Authority, 5.0%, 6/1/36                                        2,512,477
   2,000,000                 Public Finance Authority, 5.0%, 8/1/36                                        1,852,220
   4,000,000                 Public Finance Authority, 5.125%, 6/1/48                                      3,644,600
   2,450,000                 Public Finance Authority, 5.125%, 8/1/46                                      2,233,812
   8,615,000                 Public Finance Authority, Cabs-Springshire Pre-Dev
                             Project, 12/1/20 (144A) (c)                                                   5,471,817
   1,590,000                 Public Finance Authority, Coral Academy Science
                             Las Vegas, 5.625%, 7/1/44                                                     1,693,525
   5,325,000                 Public Finance Authority, Glenridge Palmer Ranch
                             Series A, 8.25%, 6/1/46                                                       6,328,816
   5,057,500                 Public Finance Authority, Las Ventanas Retirement
                             Community, 7.0%, 10/1/42                                                      4,890,299
   1,245,000                 Public Finance Authority, Voyager Foundation Inc.,
                             Project Series A, 5.125%, 10/1/45                                             1,247,938
   2,815,000                 Public Finance Authority, Voyager Foundation Inc.,
                             Project Series A, 6.2%, 10/1/42                                               2,975,061
                                                                                                    ----------------
                                                                                                    $     33,326,975
--------------------------------------------------------------------------------------------------------------------
                             TOTAL MUNICIPAL BONDS
                             (Cost $563,095,915)                                                    $    547,936,441
--------------------------------------------------------------------------------------------------------------------
                             MUNICIPAL COLLATERALIZED DEBT
                             OBLIGATION -- 0.0%+
   1,175,000          0.54   Non-Profit Preferred Funding Trust I, Floating Rate
                             Note, 9/15/37 (144A)                                                   $         81,886
--------------------------------------------------------------------------------------------------------------------
                             TOTAL MUNICIPAL COLLATERALIZED DEBT OBLIGATION
                             (Cost $1,172,656)                              $                                 81,886
--------------------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENT IN SECURITIES -- 97.9%
                             (Cost $567,393,571) (a) (g)                                            $    551,143,327
--------------------------------------------------------------------------------------------------------------------
                             OTHER ASSETS & LIABILITIES -- 2.1%                                     $     11,731,250
--------------------------------------------------------------------------------------------------------------------
                             TOTAL NET ASSETS -- 100.0%                                             $    562,874,577
====================================================================================================================

 +             Amount rounds to less than 0.1%.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2017, the value of these securities amounted to $12,881,633 or 2.3% of total net assets.

(Pre-Refunded) Pre-Refunded bonds have been collateralized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

(a) At February 28, 2017, the net unrealized depreciation on investments based on cost for federal income tax purposes of $566,642,684 was as follows:

                 Aggregate gross unrealized appreciation for all investments in
                    which there is an excess of value over tax cost                   $     35,298,416

                 Aggregate gross unrealized depreciation for all investments in
                    which there is an excess of tax cost over value                        (50,797,773)
                                                                                      -----------------
                 Net unrealized depreciation                                          $    (15,499,357)
                                                                                      =================

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

(c) Security issued with a zero coupon. Income is earned through accretion of discount.

(d)            Consists of Revenue Bonds unless otherwise indicated.

(e)            Security is in default and is non-income producing.

(f)            Represents a General Obligation Bond.

(g) The concentration of investments by type of obligation/market sector is as follows:

               Revenue Bonds:
               Health                                                                           22.6%
               Special Revenues                                                                 21.2%
               Education                                                                        20.5%
               Various Revenues                                                                  9.8%
               General Obligation                                                                7.1%
               Housing                                                                           5.8%
               Pollution Control Revenue                                                         5.5%
               Escrowed                                                                          3.8%
               Transportation                                                                    2.2%
               Reserves                                                                          0.9%
               Insured                                                                           0.3%
               Water & Sewer                                                                     0.3%
               --------------------------------------------------------------------------------------
                                                                                               100.0%
               ======================================================================================

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2017, aggregated $61,680,593 and $124,232,277, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain Funds and accounts for which Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices.

During the six months ended February 28, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $2,505,775 and $--, respectively, which resulted in a net realized gain/loss of $--.

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 25

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 28, 2017, in valuing the Fund's investments:

------------------------------------------------------------------------------------------
                                Level 1     Level 2          Level 3          Total
------------------------------------------------------------------------------------------
Corporate Bond                  $  --       $  3,125,000     $         --     $  3,125,000
Municipal Bonds
  Texas                            --         48,746,177       10,410,000       59,156,177
  All Other Municipal Bonds        --        488,780,264               --      488,780,264
Municipal Collateralized
  Debt Obligation                  --             81,886               --           81,886
------------------------------------------------------------------------------------------
Total                           $  --       $540,733,327     $ 10,410,000     $551,143,327
==========================================================================================

--------------------------------------------------------------------------------------
                                                                          Municipal
                                                                          Bonds
--------------------------------------------------------------------------------------
Balance as of 8/31/16                                                     $         --
Realized gain (loss)(1)                                                             --
Change in unrealized appreciation (depreciation)(2)                         (4,688,664)
Purchases                                                                           --
Sales                                                                               --
Transfers in to Level 3*                                                    15,098,664
Transfers out of Level 3*                                                           --
Changes between Level 3*                                                            --
--------------------------------------------------------------------------------------
Balance as of 2/28/17                                                     $ 10,410,000
======================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on beginning of period values. During the six months ended February 28, 2017, an investment having a value of $15,098,664 was transferred from Level 2 to Level 3. The change in the level designation within the fair value hierarchy was due to valuing the security using unobservable inputs. There were no other transfers between levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of investments
    still held as of 2/28/17                                              $ (4,688,664)
                                                                          -------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

Statement of Assets and Liabilities | 2/28/17 (unaudited)

ASSETS:
  Investment in securities, at value (cost $567,393,571)                  $    551,143,327
  Cash                                                                           6,413,143
  Receivables --
     Investment securities sold                                                     95,000
     Fund shares sold                                                            1,805,502
     Interest                                                                    8,645,160
  Other assets                                                                      44,104
------------------------------------------------------------------------------------------
        Total assets                                                      $    568,146,236
==========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                      $      2,505,775
     Fund shares repurchased                                                     2,091,139
     Distributions                                                                 414,230
     Trustee fees                                                                    4,670
  Due to affiliates                                                                 54,983
  Accrued expenses                                                                 200,862
------------------------------------------------------------------------------------------
        Total liabilities                                                 $      5,271,659
==========================================================================================
NET ASSETS:
  Paid-in capital                                                         $    623,236,946
  Undistributed net investment income                                            6,579,877
  Accumulated net realized loss on investments                                 (50,692,002)
  Net unrealized depreciation on investments                                   (16,250,244)
------------------------------------------------------------------------------------------
        Total net assets                                                  $    562,874,577
==========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
   Class A (based on $253,585,898/35,172,083 shares)                      $           7.21
   Class C (based on $145,614,298/20,186,948 shares)                      $           7.21
   Class Y (based on $163,674,381/23,001,140 shares)                      $           7.12
MAXIMUM OFFERING PRICE:
   Class A ($7.21 (divided by) 95.5%)                                     $           7.55
==========================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 27

Statement of Operations (unaudited)

For the Six Months Ended 2/28/17

INVESTMENT INCOME:
  Interest                                                                $ 17,217,060
---------------------------------------------------------------------------------------------------------
        Total investment income                                                           $   17,217,060
---------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $  1,444,720
  Transfer agent fees
     Class A                                                                    42,177
     Class C                                                                    38,936
     Class Y                                                                   100,211
  Distribution fees
     Class A                                                                   331,330
     Class C                                                                   763,751
  Shareholder communications expense                                            10,576
  Administrative expense                                                       100,349
  Custodian fees                                                                 5,715
  Registration fees                                                             34,467
  Professional fees                                                             72,919
  Printing expense                                                               4,278
  Fees and expenses of nonaffiliated Trustees                                   13,100
  Interest expense                                                              20,323
  Miscellaneous                                                                 62,669
---------------------------------------------------------------------------------------------------------
        Total expenses                                                                    $    3,045,521
---------------------------------------------------------------------------------------------------------
            Net investment income                                                         $   14,171,539
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investments                                                 $    8,069,785
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on investments                     $  (40,853,156)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                  $  (32,783,371)
---------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                    $  (18,611,832)
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

Statements of Changes in Net Assets

-------------------------------------------------------------------------------------------------
                                                                  Six Months
                                                                  Ended
                                                                  2/28/17          Year Ended
                                                                  (unaudited)      8/31/16
-------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                      $   14,171,539   $  26,751,307
Net realized gain (loss) on investments                                8,069,785       1,989,101
Change in net unrealized appreciation (depreciation)
  on investments                                                     (40,853,156)     29,466,344
-------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
        from operations                                           $  (18,611,832)  $  58,206,752
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
     Class A ($0.18 and $0.40 per share, respectively)            $  (6,745,933)   $ (14,110,287)
     Class C ($0.16 and $0.34 per share, respectively)               (3,293,151)      (7,100,365)
     Class Y ($0.19 and $0.41 per share, respectively)               (4,326,123)      (8,411,972)
-------------------------------------------------------------------------------------------------
         Total distributions to shareowners                       $  (14,365,207)  $ (29,622,624)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $  104,548,099   $ 207,486,927
Reinvestment of distributions                                         11,457,107      23,616,447
Cost of shares repurchased                                          (170,253,887)   (129,694,923)
-------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
        Fund share transactions                                   $  (54,248,681)  $ 101,408,451
-------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                        $  (87,225,720)  $ 129,992,579
NET ASSETS:
Beginning of period                                               $  650,100,297   $ 520,107,718
-------------------------------------------------------------------------------------------------
End of period                                                     $  562,874,577   $ 650,100,297
-------------------------------------------------------------------------------------------------
Undistributed net investment income                               $    6,579,877   $   6,773,545
=================================================================================================

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 29

------------------------------------------------------------------------------------------
                                 Six Months     Six Months
                                 Ended          Ended
                                 2/28/17        2/28/17        Year Ended    Year Ended
                                 Shares         Amount         8/31/16       8/31/16
                                 (unaudited)    (unaudited)    Shares        Amount
------------------------------------------------------------------------------------------
Class A
Shares sold                        4,447,187    $ 32,328,160   10,879,895    $ 80,711,420
Reinvestment of distributions        800,267       5,800,341    1,622,275      12,049,427
Less shares repurchased           (8,537,895)    (61,296,297)  (8,107,638)    (59,867,557)
------------------------------------------------------------------------------------------
  Net increase (decrease)         (3,290,441)   $(23,167,796)   4,394,532    $ 32,893,290
==========================================================================================
Class C
Shares sold                        1,297,833    $ 9,450,869     4,458,277    $ 33,099,836
Reinvestment of distributions        374,622       2,716,975      773,004       5,742,165
Less shares repurchased           (3,332,105)    (23,980,485)  (3,616,789)    (26,764,754)
------------------------------------------------------------------------------------------
  Net increase (decrease)         (1,659,650)   $(11,812,641)   1,614,492    $ 12,077,247
==========================================================================================
Class Y
Shares sold                        8,805,601    $ 62,769,070   12,761,015    $ 93,675,671
Reinvestment of distributions        410,354       2,939,791      793,540       5,824,855
Less shares repurchased          (11,865,300)    (84,977,105)  (5,899,448)    (43,062,612)
------------------------------------------------------------------------------------------
  Net increase (decrease)         (2,649,345)   $(19,268,244)   7,655,107    $ 56,437,914
==========================================================================================

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year       Year        Year
                                                             2/28/17      Ended        Ended      Ended      Ended       Ended
                                                             (unaudited)  8/31/16      8/31/15    8/31/14    8/31/13     8/31/12
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   7.59     $   7.22     $   7.27   $   7.19   $   7.94    $   7.58
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.18(a)  $   0.36(a)  $   0.41   $   0.43   $   0.53    $   0.47
   Net realized and unrealized gain (loss) on investments       (0.38)        0.41        (0.06)      0.09      (0.84)       0.34
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.20)    $   0.77     $   0.35   $   0.52   $  (0.31)   $   0.81
----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.18)    $  (0.40)    $  (0.40)  $  (0.44)  $  (0.44)   $  (0.45)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.38)    $   0.37     $  (0.05)  $   0.08   $  (0.75)   $   0.36
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   7.21     $   7.59     $   7.22   $   7.27   $   7.19    $   7.94
==================================================================================================================================
Total return*                                                   (2.57)%      10.90%        4.88%      7.52%     (4.26)%     11.24%
Ratio of net expenses to average net assets                      0.89%**      0.87%        0.89%      0.90%      0.88%       0.89%
Ratio of net investment income (loss) to average net assets      5.03%**      4.86%        5.59%      5.97%      6.26%       6.25%
Portfolio turnover rate                                            21%**        20%          29%        55%        17%         54%
Net assets, end of period (in thousands)                     $253,586     $292,019     $245,877   $240,331   $250,163    $373,039
==================================================================================================================================

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 31

----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year       Year        Year
                                                             2/28/17      Ended        Ended      Ended      Ended       Ended
                                                             (unaudited)  8/31/16      8/31/15    8/31/14    8/31/13     8/31/12
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $   7.59     $   7.22     $   7.28   $   7.19   $   7.94    $   7.58
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.15(a)  $   0.30(a)  $   0.36   $   0.41   $   0.46    $   0.41
   Net realized and unrealized gain (loss) on investments       (0.37)        0.41        (0.07)      0.07      (0.83)       0.35
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.22)    $   0.71     $   0.29   $   0.48   $  (0.37)   $   0.76
----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.16)    $  (0.34)    $  (0.35)  $  (0.39)  $  (0.38)   $  (0.40)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.38)    $   0.37     $  (0.06)  $   0.09   $  (0.75)   $   0.36
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   7.21     $   7.59     $   7.22   $   7.28   $   7.19    $   7.94
==================================================================================================================================
Total return*                                                   (2.95)%      10.07%        3.95%      6.85%     (4.98)%     10.42%
Ratio of net expenses to average net assets                      1.66%**      1.63%        1.65%      1.66%      1.63%       1.63%
Ratio of net investment income (loss) to average net assets      4.27%**      4.10%        4.83%      5.23%      5.53%       5.50%
Portfolio turnover rate                                            21%**        20%          29%        55%        17%         54%
Net assets, end of period (in thousands)                     $145,614     $165,883     $146,029   $149,453   $195,290    $265,448
==================================================================================================================================

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year         Year       Year       Year        Year
                                                             2/28/17      Ended        Ended      Ended      Ended       Ended
                                                             (unaudited)  8/31/16      8/31/15    8/31/14    8/31/13     8/31/12
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   7.49     $   7.12     $   7.18   $   7.10   $   7.84    $   7.49
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.18(a)  $   0.37(a)  $   0.39   $   0.46   $   0.53    $   0.48
   Net realized and unrealized gain (loss) on investments       (0.36)        0.41        (0.04)      0.07      (0.82)       0.33
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  (0.18)    $   0.78     $   0.35   $   0.53   $  (0.29)   $   0.81
----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.19)    $  (0.41)    $  (0.41)  $  (0.45)  $  (0.45)   $  (0.46)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.37)    $   0.37     $  (0.06)  $   0.08   $  (0.74)   $   0.35
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   7.12     $   7.49     $   7.12   $   7.18   $   7.10    $   7.84
==================================================================================================================================
Total return*                                                   (2.41)%      11.17%        4.92%      7.69%     (4.05)%     11.43%
Ratio of net expenses to average net assets                      0.74%**      0.71%        0.71%      0.71%      0.72%       0.67%
Ratio of net investment income (loss) to average net assets      5.16%**      5.01%        5.77%      6.17%      6.40%       6.46%
Portfolio turnover rate                                            21%**        20%          29%        55%        17%         54%
Net assets, end of period (in thousands)                     $163,674     $192,198     $128,202   $100,199   $119,658    $176,664
==================================================================================================================================

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized

The accompanying notes are an integral part of these financial statements.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 33

Notes to Financial Statements | 2/28/17 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Income Municipal Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust V, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund is non-diversified. The investment objective of the Fund is to maximize total return through a combination of income that is exempt from regular federal income tax and capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

34 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed- income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Cash may include overnight time deposits at approved financial institutions.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 35

     At February 28, 2017, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.   Investment Income and Transactions

     Discount and premium on purchase prices of debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis over the life of the respective security with a corresponding increase or decrease in the cost basis of the security. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2016, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions during the year ended August 31, 2016 was as follows:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Tax-exempt income                                             $  28,998,856
     Ordinary income                                                     623,768
     ---------------------------------------------------------------------------
          Total                                                    $  29,622,624
     ===========================================================================

36 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

     The following shows the components of distributable earnings on a federal income tax-basis at August 31, 2016:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed tax-exempt income                               $  10,413,727
     Capital loss carryforward                                       (58,701,824)
     Current year dividend payable                                      (525,709)
     Net unrealized appreciation                                      21,428,476
     ---------------------------------------------------------------------------
          Total                                                    $ (27,385,330)
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to adjustments related to interest on defaulted bonds, the tax treatment of amortization and tax-basis adjustments on partnerships.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $42,256 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2017.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 37

F.   Risks

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal securities may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. In recent periods, an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Fund invests significantly in a single state, including California and Texas, or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, including health care facilities, education, transportation, special revenues and pollution control, the Fund will be more susceptible to associated risks and developments.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.50% of the Fund's average daily net assets up to $500 million; 0.475% of the next $500 million of the Fund's average daily net assets and 0.45% of the Fund's average daily net assets over $1 billion. For the

38 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 six months ended February 28, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.50% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent required to reduce Fund expenses to 0.90% of the average daily net assets attributable to Class A shares. Class C and Class Y shares do not have an expense limitation. Fees waived and expenses reimbursed, if any, during the six months ended February 28, 2017 are reflected on the Statement of Operations. This expense limitation is in effect through January 1, 2018, for Class A shares. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $32,089 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the six months ended February 28, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $  1,060
Class C                                                                      335
Class Y                                                                    9,181
--------------------------------------------------------------------------------
  Total                                                                 $ 10,576
================================================================================

4. Distribution Plan

The Fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares (the Plan). Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 39 with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $22,894 in distribution fees payable to PFD at February 28, 2017.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2017, CDSCs in the amount of $51,422 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017 was in the amount of $220 million. Effective February 8, 2017, the Fund participated in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

For the six months ended February 28, 2017, the average daily amount of borrowings outstanding during the period was $10,373,684. The related weighted average annualized interest rate for the period was 1.30%, and the total interest expense on such borrowings was $20,323, which is included in interest expense, located on the Statement of Operations. As of February 28, 2017, there were no borrowings outstanding.

40 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

ADDITIONAL INFORMATION

Pioneer Investment Management, Inc. (the "Adviser"), the Fund's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund's current investment advisory agreement with the Adviser to terminate. Accordingly, the Fund's Board of Trustees has approved a new investment advisory agreement for the Fund, which will be submitted to the shareholders of the Fund for their approval.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 41

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Income Municipal Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

42 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 43

Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the fourth quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class A shares was approximately two basis points higher than the median expense ratio of its Morningstar peer group. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to

44 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 45 revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

46 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

Trustees, Officers and Service Providers

Trustees                                    Advisory Trustee
Thomas J. Perna, Chairman                   Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                        Officers
Margaret B.W. Graham                        Lisa M. Jones, President and Chief
Marguerite A. Piret                           Executive Officer
Fred J. Ricciardi                           Mark E. Bradley, Treasurer and
Kenneth J. Taubes                             Chief Financial Officer
                                            Christopher J. Kelley, Secretary and
                                               Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Ms. Monchak is a non-voting Advisory Trustee.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 47

                       This page is for your notes.

48 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

                       This page is for your notes.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 49

                       This page is for your notes.

50 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

                       This page is for your notes.

             Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17 51

                       This page is for your notes.

52 Pioneer High Income Municipal Fund | Semiannual Report | 2/28/17

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus. The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 20563-10-0417

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust V


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 1, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 1, 2017



By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 1, 2017


* Print the name and title of each signing officer under his or her signature.